IMPORTANT NOTICE


Please complete the enclosed proxy card and return it as soon as possible in the enclosed postage paid envelope; or for your convenience, you may vote by calling toll-free at 1- 800-293-5871, 24 hours a day. When voting by telephone, please enter your 10-digit control number, which is located on your proxy card. A confirmation of your telephone vote will be mailed to you.

NOTE: You cannot vote by telephone if your shares are held in the name of your brokerage firm (a "street name account"). If you have a street name account, please complete your proxy card and return it to your broker. Your vote is still important.



                                    IDEX FUND
                                   IDEX FUND 3
                               201 HIGHLAND AVENUE
                            LARGO, FLORIDA 33770-2597




July 25, 1996

Dear Fellow Shareholder:

You are cordially invited to attend the joint special meeting of shareholders of
IDEX  Fund and IDEX  Fund 3 that  will be held at 201
Highland  Avenue,  Largo,
Florida on  September  16, 1996 at 10:00 a.m.,  local time.
A  Prospectus/Proxy
Statement, which gives you information about the purpose of the meeting, and a form of proxy for you to cast your vote, are included with this letter. This will be an important meeting and we hope you will read the Prospectus/Proxy
Statement carefully and that you will vote.

The Prospectus/Proxy Statement asks you to approve the proposed reorganization of IDEX Fund and IDEX Fund 3 (the "Funds") and the transactions contemplated thereby (the "Reorganization"), pursuant to which the Funds will be reorganized and become part of IDEX II Growth Portfolio of the IDEX II Series Fund. If approved, it is anticipated that the Reorganization will be implemented on or about September 20, 1996. The shareholders of both IDEX Fund and IDEX Fund 3 must approve the Reorganization. If the Reorganization is approved, IDEX Fund and IDEX Fund 3 will be dissolved, and the shareholders of IDEX Fund and IDEX
Fund 3 will automatically become holders of a separate class of shares of IDEX
II Growth Portfolio, to be designated Class T Shares (the
"Class T Shares"). The
Reorganization will be a tax-free Reorganization, therefore, no gain or loss will result to the Funds, their shareholders, or the IDEX II Series Fund.
Pre-liquidating distributions will be made to shareholders of the Funds prior to the closing of the Reorganization.

IDEX II Growth Portfolio has the same investment  objective
and policies as each
of the Funds.  Your rights and  responsibilities  as a
shareholder  of IDEX Fund
and/or  IDEX  Fund  3  will  not  be   materially   affected
by  the   proposed
Reorganization.   The  adviser,   sub-adviser,   portfolio
manager,   principal
underwriter and other service providers for each of the Funds currently are the same as those for the IDEX II Growth Portfolio. Like the shares of IDEX Fund and
IDEX Fund 3, Class T Shares of the IDEX II Growth Portfolio will be sold subject to a maximum initial 8.50% sales charge, but will not be subject to ongoing annual 12b-1 distribution or service fees. Class T Shares are not currently anticipated to be offered or sold to new investors.

The Reorganization is part of an effort by the IDEX Group of
Funds to reduce the
number of separately  organized  investment  companies in
the IDEX Group, and to
combine the prospectuses,  statements of additional
information, and shareholder
reports for funds that are currently  separately  organized.
We anticipate that
the Reorganization should result over time in a reduction in the level of future
operating  expenses  associated  with  maintaining  IDEX
Fund and IDEX Fund 3 as
separate entities as compared with combining them into the
Class T Shares of the
Growth Portfolio,  as well as economies of scale and more
efficient  operations.
In addition,  it is  anticipated  that the  Reorganization
will result in lower
advisory  fees  because  the  combined   assets  of  the
Portfolio   after  the
Reorganization will enable all Class T shareholders (including former IDEX Fund and IDEX Fund 3 shareholders) to reach advisory fee breakpoints currently in effect for the Portfolio. For more detailed information, please read "Reasons for the Reorganization" in the Prospectus/Proxy
Statement included with this
letter. Your Trustees have recently reviewed and unanimously endorsed the
Reorganization as being in the best interests of the shareholders of IDEX Fund and IDEX Fund 3. Trustees of IDEX II Series Fund have recently reviewed and unanimously endorsed the Reorganization as being in the best interests of the shareholders of IDEX II Growth Portfolio and IDEX II Series Fund. YOUR TRUSTEES
RECOMMEND A VOTE FOR THE REORGANIZATION.


We realize that this Prospectus/Proxy Statement is detailed and technical and we hope this letter presents a concise overview of the Reorganization. We hope you will be able to attend the meeting and would welcome the opportunity to meet you and discuss any questions you might have about the Funds and IDEX II Growth
Portfolio.  YOUR VOTE IS IMPORTANT,  REGARDLESS OF THE
NUMBER OF SHARES YOU OWN.
PLEASE  TAKE A FEW  MINUTES  TO  REVIEW  THIS  MATERIAL,
CAST  YOUR VOTE ON THE
ENCLOSED  PROXY  CARD AND RETURN  THE PROXY  CARD IN THE
ENCLOSED  POSTAGE-PAID
ENVELOPE OR, IF MORE  CONVENIENT,  PLEASE  TELEPHONE  YOUR
VOTE,  FOLLOWING  THE
INSTRUCTIONS  IN THE BOX AT THE TOP OF THIS  LETTER.  PLEASE
VOTE EACH PROXY YOU
RECEIVE. Your prompt response will help avoid the necessity and expense of sending follow up letters to obtain a quorum.


The Funds are using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications
Corporation  reminding you to
exercise your right to vote.


Thank you for your prompt response. We look forward to seeing you at the meeting.




/S/ JOHN R. KENNEY                         /S/ G. JOHN
HURLEY

John R. Kenney                             G. John Hurley
Chairman of the Board                      President and
Chief Executive Officer

IF YOU ARE A SHAREHOLDER  OF MORE THAN ONE OF THE FUNDS
INVOLVED IN THE MEETING,
YOU WILL  RECEIVE A PROXY  STATEMENT  AND PROXY CARD
RELATING TO SHARES OF EACH
FUND. PLEASE BE CERTAIN TO VOTE, WITH RESPECT TO EACH PROXY
CARD, EITHER BY MAIL
OR BY TELEPHONE.


                                    IDEX FUND
                                   IDEX FUND 3
                               201 HIGHLAND AVENUE
                            LARGO, FLORIDA 33770-2597
                                 (800) 851-9777

                   NOTICE OF A SPECIAL MEETING OF
SHAREHOLDERS

                               SEPTEMBER 16, 1996

To the respective shareholders of IDEX Fund and IDEX Fund 3:


Notice is hereby given that a special meeting of the shareholders of IDEX Fund and IDEX Fund 3 (each, a "Fund" and collectively, the "Funds"), respectively, will be held jointly at 201 Highland Avenue, Largo, Florida, on the 16th day of September, 1996, at 10:00 a.m., local time, or any adjournment(s) thereof, for the following purpose:

1. To approve a proposed Agreement and Plan of Reorganization and Liquidation
     dated May 31,  1996 among the Funds and IDEX II Series
Fund,  on behalf of
     its IDEX II Growth Portfolio, providing for the transfer of all of the assets of IDEX Fund and IDEX Fund 3 to IDEX II Growth
Portfolio in exchange
     for Class T Shares of IDEX II Growth Portfolio having a value equal to the aggregate net asset value of the IDEX Fund and IDEX
Fund 3 shares,  and the
     redemption of all outstanding shares of IDEX Fund and IDEX Fund 3 by distributing to holders thereof Class T Shares of IDEX
II Growth  Portfolio
     equal in value to the IDEX Fund and IDEX Fund 3 shares redeemed.

The Boards of Trustees of IDEX Fund and IDEX Fund 3 have fixed the close of business on July 18, 1996, as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the meeting.
You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of either of the Funds at the close of business on July 18, 1996.
If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please either complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote by calling toll-free at1-800-293-5871, 24 hours a day. A confirmation of your telephone vote will be mailed to you. NOTE: You cannot vote by telephone if your shares are held in the name of your brokerage firm (a "street name account"). If you have a street name account, please complete your proxy card and return it to your broker. Your vote is still important. If you mail your vote by proxy ballot or cast your vote by telephone and then decide to attend the meeting, you may change your vote in person at the meeting.


                                              By Order of
the Board of Trustees,


                                                 /S/ BECKY
A. FERRELL

                                               Becky A.
Ferrell, Vice President,
                                               Counsel and
Secretary
                                               IDEX Fund
                                               IDEX Fund 3
                                               Largo,
Florida


July 25, 1996


                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN


Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, or vote by telephone as instructed above. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the Reorganization. In order to avoid the additional expense and delay of further solicitation, we ask for your cooperation in voting.

                 PROSPECTUS/PROXY STATEMENT DATED JULY 25,
1996


                                    IDEX FUND
                                   IDEX FUND 3

                               201 HIGHLAND AVENUE
                            LARGO, FLORIDA 33770-2597
                           (TOLL FREE) 1-800-851-9777

This Prospectus/Proxy Statement is a joint proxy statement for IDEX Fund and
IDEX  Fund 3  (each,  a "Fund"  and  collectively,  the
"Funds")  furnished  in
connection with the solicitation of proxies by the respective Boards of Trustees of IDEX Fund and IDEX Fund 3 to be used at each Fund's special meeting of shareholders or any adjournment(s) thereof (the "Meeting").
The Meeting will be
held jointly on September 16, 1996 at 10:00 a.m., local time, at 201 Highland
Avenue, Largo, Florida 33770- 2597.

The primary purpose of the Meeting is to vote on the
proposed  reorganization of
IDEX Fund and IDEX Fund 3 into the Growth  Portfolio of IDEX
II Series Fund (the
"Portfolio").   The  proposed  reorganization  (the
"Reorganization")  will  be
effected in accordance with the Agreement and Plan of Reorganization and
Liquidation attached hereto as Exhibit A (the "Plan"). The Reorganization will be effected by the transfer of all of the assets of each Fund to the Portfolio in exchange solely for shares of beneficial interest, no par value, in the
Portfolio of a class to be established for this purpose and designated Class T shares (the "Class T Shares"), and the assumption by the Portfolio of all of the liabilities of each Fund. The Class T Shares would then be distributed pro rata to the respective shareholders of IDEX Fund and IDEX Fund 3, and IDEX Fund and
IDEX Fund 3 would be liquidated. As a result of and on the effective date of the
Reorganization, each respective shareholder of IDEX Fund and IDEX Fund 3 would receive a number of full and fractional Class T Shares which, although they may be a different number of shares from the number of shares of IDEX Fund and/or
IDEX Fund 3 formerly owned by such shareholders, will have a total net asset value equal to the net asset value of the respective shareholder's IDEX Fund and
IDEX Fund 3 shares on the effective date of the Reorganization.

IDEX II Series Fund is an open-end diversified management investment company organized as a Massachusetts business trust, and currently has eleven series:
IDEX II Growth,  Global,  Flexible Income,  Tax-Exempt,
Income Plus, Aggressive
Growth, Equity-Income, Balanced, Capital Appreciation, Tactical Asset Allocation and C.A.S.E. Portfolios. The IDEX II Growth Portfolio is a series of IDEX II
Series Fund. The shares of beneficial interest of each series are currently divided into three classes: Class A, Class B and Class C shares. Each class represents an interest in the same assets of the Portfolio. The current
Prospectus for IDEX II Series Fund contains a detailed description regarding the differences in the classes of shares of each series of IDEX II Series Fund that are currently offered to investors. The only investment objective of the
Portfolio is growth of capital.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concise information about the proposed Reorganization and about the
Class T Shares of the Growth Portfolio that an investor should know before voting on the proposed Reorganization. A copy of the current prospectus of IDEX
Fund and of IDEX Fund 3, each dated March 1, 1996, have been filed with the
Securities and Exchange Commission ("SEC") and are incorporated by reference herein. Copies of each Fund prospectus, and the Statement of Additional
Information for each Fund, may be obtained without charge by contacting IDEX
Mutual Funds, 201 Highland Avenue, Largo Florida 33770-2597, or by calling toll-free 1-800-851-9777. Copies can also be inspected and copied at the Public
Reference Room maintained by the SEC at 450 Fifth Street,
N.W., Washington, D.C.
20549, and obtained from the Public Reference Branch Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20559, at prescribed rates. In addition, the current prospectus of the IDEX II Series Fund dated February 1,
1996 (which contains information regarding the Portfolio), is included with this
Prospectus/Proxy Statement, and is also incorporated by reference herein.

A Statement  of  Additional  Information  dated  February 1,
1996 of the IDEX II
Series Fund (which contains information regarding the Portfolio) and Statements of Additional Information for IDEX Fund and IDEX Fund 3, each dated March 1,
1996, have been filed with the SEC and are incorporated by reference herein.
Copies of these documents may also be obtained without charge by contacting IDEX
Mutual Funds, 201 Highland Avenue, Largo, Florida 33770-2597, or by calling toll-free 1-800-851-9777.


A Statement  of  Additional  Information  dated July 25,
1996,  relating to the
proposed   Reorganization,   including   historical  and
pro  forma   financial
statements, has been filed with the SEC and is incorporated by reference herein.
Copies of this Statement of Additional Information may be obtained without charge by contacting IDEX Mutual Funds, 201 Highland
Avenue,  Largo,  Florida
33770-2597, or by calling toll-free 1-800-851-9777.


THESE  SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS  OF, OR
GUARANTEED OR ENDORSED
BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD, OR ANY
OTHER AGENCY.

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED
BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES  COMMISSION,
NOR HAS THE SECURITIES
AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES
COMMISSION  PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



Introduction and Voting
Information...........................................1

Approval of a Proposed Agreement and Plan of Reorganization
and Liquidation
    for the Funds and the Transactions Contemplated
Thereby...................3
Summary.....................................................
 ..................3
The Proposed
Reorganization..............................................
 .....3
Operation of the Portfolio After the
Reorganization...........................3
IDEX II Series
Fund........................................................
 ...4
Management and Distribution
Fees..............................................5
Summary of
Expenses....................................................
 .......5
Principal Risk
Factors.....................................................
 ...8
The
Reorganization..............................................
 ..............8
Agreement and Plan of Reorganization and
Liquidation..........................8
Reasons for the
Reorganization..............................................
 ..9
Investment Objectives and
Policies...........................................10
Tax
Considerations..............................................
 .............10
Expenses of the
Reorganization..............................................
 .10
Appraisal
Rights......................................................
 .......11
Purchases and
Exchanges...................................................
 ...11
Redemption
Procedures..................................................
 ......12
Dividends and
Distributions...............................................
 ...12
Comparison of Investment Objectives and
Policies.............................12
Description of Securities To Be
Issued.......................................12
Capitalization..............................................
 .................13
Ratios......................................................
 .................14
Miscellaneous...............................................
 .................15
         Additional Available
Information....................................15
         Legal
Matters.....................................................
 ..15

Experts.....................................................
 ........16
         Shareholder
Proposals...............................................16
         Other
Business....................................................
 ..16
Agreement and Plan of Reorganization And
Liquidation.................Appendix A
IDEX II Growth Portfolio Excerpt from
  IDEX II Series Fund's Annual Report to
  Shareholders Dated September 30,
1995.......................................*
Prospectus of IDEX II Series Fund dated February 1,
1996......................*


*Enclosed Herewith

                       INTRODUCTION AND VOTING INFORMATION

This document is a joint Prospectus/Proxy Statement for IDEX Fund and IDEX Fund
3 (each, a "Fund" and collectively, the "Funds") furnished to shareholders of the Funds in connection with the solicitation of proxies by the respective
Boards of Trustees of IDEX Fund and IDEX Fund 3, to be used at each Fund's special meeting of shareholders or any adjournment(s) thereof (the "Meeting").
The Meeting will be held jointly on September 16, 1996 at 10:00 a.m., local time, at 201 Highland Avenue, Largo, Florida 33770-2597, for the purposes set forth in the Notice of the Special Meeting.

Shareholders of record of each Fund at the close of business on July 18, 1996
(the "Record Date") will be entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. A majority of the shares of beneficial interest outstanding on the
Record Date, represented in person or by proxy, of a Fund will constitute a quorum for the Meeting and therefore must be present for the transaction of business at that Fund's Meeting. In the event that for either Fund a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of that Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of that Fund's shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of an adjournment and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment. A shareholder vote may be taken on the Reorganization proposed in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If you properly execute your proxy and give no voting instructions with respect to the Reorganization, your shares will be voted FOR the Reorganization. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the Reorganization. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the applicable Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the
Meeting.

Shareholders of a Massachusetts business trust such as a Fund are not entitled to appraisal rights (i.e., to demand fair value of their shares) in the event of a reorganization. Consequently, the shareholders of each of the Funds will be bound by the terms of the Reorganization, if approved. Any shareholder of a Fund may, however, redeem his or her Fund shares at net asset value prior to the closing date of the Reorganization.

The Reorganization must be approved by a majority of the outstanding shares of the particular Fund, which is defined as the lesser of (1) the affirmative vote of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) the vote of more than 50% of the outstanding shares of the Fund.
CONSUMMATION  OF THE  REORGANIZATION  WILL  REQUIRE  THE
AFFIRMATIVE  VOTE OF A
MAJORITY OF OUTSTANDING SHARES OF BOTH IDEX FUND AND IDEX
FUND 3.


As of the  Record  Date,  IDEX  Fund  and  IDEX  Fund 3 had
16,027,339.911  and
9,408,555.435 shares of beneficial interest outstanding, respectively. As of the
Record  Date,  State  Street  Bank and Trust  Company as
Trustee for the ConAgra
Retirement Income Savings Plan, Boston, Massachusetts, owned of record 22.93% of the outstanding shares of IDEX Fund. As of the Record Date, IDEX II Growth
Portfolio had 24,194,166.485 shares of beneficial interest outstanding. To the knowledge of IDEX Fund 3 and IDEX II Growth Portfolio, as of the Record Date, no shareholder owned beneficially more than 5% of the outstanding shares of either the Fund or the Portfolio.

The principal solicitation of proxies will be by the mailing of this joint
Prospectus/Proxy Statement on or about July 26, 1996, but proxies may also be solicited by telephone and/or in person by representatives of each Fund, regular employees of Idex Investor Services, Inc., the transfer agent of each Fund, or its affiliate(s), certain broker-dealers (who may be specifically compensated for such services), and representatives of any independent proxy solicitation service retained for the meeting. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The costs of the meeting, including the preparation and mailing of the notice, Prospectus/Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the Funds.

Shareholder   Communications   Corporation   ("SCC"),   an
independent   proxy
solicitation  service,  may be engaged to assist in the
solicitation of proxies.
As the meeting date approaches,  certain shareholders of the
Funds may receive a
call from a representative of SCC if the Funds have not yet
received their vote.
Authorization to permit SCC to execute proxies may be
obtained from shareholders
of  the  Funds  by   telephonic   instructions.   Proxies
that  are   obtained
telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. Management of the Funds believes that the telephone voting procedures comply with applicable state law.

In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the
Prospectus/Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Funds, then the SCC representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. The SCC representative, although he or she is permitted to answer questions about the solicitation process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy
Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Funds a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given.


The shareholders of each of IDEX Fund and IDEX Fund 3 are being asked to approve the proposed Reorganization pursuant to which all of the assets of the Funds would be transferred to the Portfolio in exchange for Class T Shares of the
Portfolio and the assumption by the Portfolio of all of the Funds' liabilities.
Consummation of the Reorganization is conditioned upon the approval of the
Reorganization by shareholders of IDEX Fund and by shareholders of IDEX Fund 3.

THE BOARD OF  TRUSTEES OF EACH OF THE FUNDS  RECOMMENDS
THAT YOU VOTE "FOR" THE
APPROVAL OF THE REORGANIZATION.

                        APPROVAL OF A PROPOSED AGREEMENT
                   AND PLAN OF REORGANIZATION AND
LIQUIDATION
             FOR THE FUNDS AND THE TRANSACTIONS CONTEMPLATED
THEREBY

                                     SUMMARY

The following is a summary of certain information contained elsewhere in this
Prospectus/Proxy Statement, the respective Prospectuses of IDEX Fund, IDEX II
Series Fund and IDEX Fund 3, and the Plan. Shareholders should read the entire
Prospectus/Proxy Statement carefully.

THE PROPOSED REORGANIZATION


The purpose of each  Meeting is to vote on the proposed
Reorganization  of IDEX
Fund and IDEX Fund 3 into the IDEX II Growth Portfolio, a separate series of
IDEX II Series Fund, which, like the Funds, is a Massachusetts business trust.
In order to effect the Reorganization, the shareholders of each Fund must approve the Plan, the form of which is attached to this Prospectus/Proxy
Statement as Exhibit A. The Reorganization will involve the transfer of all of the assets of each Fund in exchange solely for shares of beneficial interest, no par value, in the Portfolio, of a class to be established for this purpose and designated Class T Shares (the "Class T Shares"); and the assumption by the
Portfolio of all of the liabilities of each Fund. The Class T Shares would then be distributed pro rata to the respective shareholders of each Fund in complete liquidation of such Fund. The Trustees of each Fund, at a meeting held on May
22, 1996, approved the Plan. The Plan was executed on May
31, 1996.

The investment  objective,  policies and restrictions of the
Portfolio following
the  Reorganization  will be identical in all respects to
the current investment
objective,  policies and restrictions of each Fund. IN THE
VIEW OF MANAGEMENT OF
THE FUNDS, THE RIGHTS OF FUND  SHAREHOLDERS  WILL NOT BE
MATERIALLY  AFFECTED BY
THE  REORGANIZATION.  CLASS T SHARES OF THE  PORTFOLIO  WILL
NOT BE SUBJECT TO A
PLAN OF  DISTRIBUTION  ADOPTED  PURSUANT  TO RULE  12B-1;
THEREFORE,  NO  12B-1
DISTRIBUTION  OR  SERVICE  FEES WILL BE  APPLICABLE  TO
CLASS T SHARES.  CLASS T
SHARES WILL NOT BE OFFERED OR SOLD TO NEW INVESTORS;  ONLY
EXISTING SHAREHOLDERS
OF A FUND AS OF THE DATE OF THE  PROPOSED  REORGANIZATION
WILL BE  PERMITTED TO
PURCHASE   CLASS  T  SHARES  AND  TO  RECEIVE  ANY
DIVIDENDS  OR  CAPITAL  GAIN
DISTRIBUTIONS  IN  ADDITIONAL  CLASS  T  SHARES  FOLLOWING
THE  REORGANIZATION.
FINALLY,  EACH FUND AND IDEX II SERIES FUND HAVE  RECEIVED
AN OPINION OF COUNSEL
THAT THE  REORGANIZATION  WILL BE A TAX-FREE  REORGANIZATION
AND THEREFORE WILL
RESULT IN NO TAX  CONSEQUENCES,  OTHER THAN A  PRE-
LIQUIDATING  DISTRIBUTION  TO
SHAREHOLDERS OF THE FUNDS PRIOR TO THE CLOSING OF THE
REORGANIZATION.


The consummation of the Reorganization is subject to a number of conditions set forth in the Plan. Among other conditions, it is a condition of the proposed
Reorganization that the shareholders of each of the Funds shall have approved the Plan and the transactions contemplated thereby.
After the closing of the
Reorganization, the name of IDEX II Series fund will be changed to IDEX Series
Fund.

OPERATION OF THE PORTFOLIO AFTER THE REORGANIZATION

Implementation of the Reorganization will not result in any
material change with
respect to the nature of the investment owned by former Fund shareholders.  The
investment  adviser,  sub-adviser,   principal  underwriter
and  other  service
providers  currently  employed by each of the Funds also
currently serve in such
capacities for the Portfolio. The portfolio manager for the
Funds currently also
serves as portfolio manager for the Portfolio.  The Board of
Trustees of IDEX II
Series Fund has approved a Management and Investment
Advisory Agreement pursuant
to which Idex  Management,  Inc.  ("IMI") serves as the
Portfolio's  investment
adviser which has terms substantially identical to the
Management and Investment
Advisory  Agreement   currently  in  effect  between  each
Fund  and  IMI  (see
"Management and Distribution Fees," below).  Similarly, the
Board of Trustees of
IDEX II Series Fund has approved an Investment Counsel Agreement pursuant to which Janus Capital Corporation ("Janus Capital") serves as the sub-adviser for the Portfolio which has terms substantially identical to the Investment Counsel
Agreement currently in effect between IMI and Janus Capital with respect to each
Fund.

InterSecurities,   Inc.  ("ISI")  serves,   and  upon
implementation   of  the
Reorganization, will continue to serve, as the principal underwriter of the
Portfolio (including its Class T Shares) pursuant to an Underwriting Agreement which is the same, in all material respects, as the Underwriting Agreement currently in effect between the Funds and ISI except those changes to the
Underwriting Agreement that are deemed necessary and appropriate to facilitate the offering of the Class T Shares, and are approved by the Trustees of IDEX II
Series  Fund,  including  the  Trustees  of  IDEX  II
Series  Fund  who are not
"interested persons" of IDEX II Series Fund or of the Funds, as that term in defined in the Investment Company Act of 1940, as amended ("Independent
Trustees"). ISI also serves as the administrator of the IDEX II Series Fund and the Portfolio pursuant to an Administrative Services Agreement virtually identical to the Administrative Services Agreement currently in effect between
IMI and ISI with respect to each of the Funds. Similarly, custodian and transfer agency arrangements with Investors Fiduciary Trust Company and Idex Investor
Services, Inc., respectively, for the IDEX II Series Fund and the Portfolio are anticipated to be identical to the arrangements currently in effect with respect to each of the Funds. In addition, Price Waterhouse LLP serves as the independent accountants of IDEX Fund, IDEX Fund 3 and IDEX II Series Fund.

For the reasons set forth below under "Reasons for the Reorganization," the
Board of Trustees of each Fund, including the Independent Trustees, has concluded that the Reorganization is in the best interests of such Fund and that the interests of its shareholders will not be diluted or otherwise adversely affected as a result of the Reorganization. Accordingly, each Fund's Board of
Trustees recommends approval of the Reorganization.

IDEX II SERIES FUND

Like the Funds, IDEX II Series Fund is an open-end, diversified management investment company, organized as a business trust under the laws of the
Commonwealth of Massachusetts pursuant to a Declaration of Trust dated January
7, 1986. The operations of IDEX II Series Fund are governed by a Restatement of
Declaration of Trust dated August 30, 1991 ("Declaration of Trust"), its Bylaws and Massachusetts law. IDEX II Series Fund is subject to the provisions of the
1940 Act and the rules and regulations of the SEC thereunder. IDEX II Series
Fund is a "series fund"; it issues its shares in series, with each series representing a separately managed portfolio of securities. IDEX II Series Fund currently consists of eleven series: IDEX II Growth, Global, Flexible Income,
Tax-Exempt,  Income Plus, Aggressive Growth,  Equity-Income,
Balanced,  Capital
Appreciation, Tactical Asset Allocation and C.A.S.E. Portfolios. The fiscal year of each series of IDEX II Series Fund currently ends on September 30, although the Board of Trustees of IDEX II Series Fund recently approved a change in the fiscal year end of IDEX II Series Fund to October 31. This change is expected to take effect during calendar year 1996. Like the Funds, each separate portfolio of IDEX II Series Fund is authorized by its Board of Trustees to issue and sell its shares in multiple classes. Currently, each Portfolio of IDEX II Series Fund offers for sale three classes of shares: Class A, Class B and Class C shares.
See the current prospectus for IDEX II Series Fund that accompanies this
Prospectus/Proxy Statement attached hereto for more information about these classes of shares.

In connection with the proposed Reorganization, the Board of
Trustees of IDEX II
Series Fund has created and designated Class T Shares as a
new separate class of
shares  of IDEX II  Growth  Portfolio.  Purchases  of Class
T Shares  of IDEX II
Growth  Portfolio  will be subject to a maximum  8.50%
initial sales charge as a
percentage of the public  offering price of Class T Shares;
Class T Shares will
not be subject to annual service or  distribution  fees. It
is anticipated  that
following the Reorganization,  Class T Shares will be
offered and sold to former
shareholders  of each Fund subject to the same terms,
including  sales charges,
available discounts  (including rights of accumulation and
letters of intention)
and reinvestment and exchange  privileges,  as the terms
currently applicable to
shares of each Fund (which are identical).  It is not
currently anticipated that
Class T Shares will be  available  for sale to new
investors;  however,  former
shareholders  of each Fund will be  permitted  to  purchase
additional  Class T
Shares and to receive any dividends or capital gain
distributions in additional
Class T Shares.  Class T Shares  will have  designations,
powers,  preferences,
rights   (including   redemption   rights),
qualifications,   limitations  and
restrictions  that are  identical to those of the shares of
each Fund.  No sales
charges   will  be  imposed  on  Class  T  Shares   acquired
pursuant  to  the
Reorganization.

Subject to the provisions of its Declaration of Trust, the business of IDEX II
Series Fund is managed by its Board of Trustees, who have all powers necessary and appropriate to carry out that responsibility. The Board of Trustees of IDEX
II Series Fund is composed of the same individuals who serve as the Trustees of the Funds. The responsibilities, powers and fiduciary duties of the Trustees of
IDEX II Series Fund are identical to those of the Trustees of IDEX Fund and IDEX
Fund 3. IDEX II Growth Portfolio commenced operations on May 8, 1986, and as of March 31, 1996, had net assets of approximately $528 million.

MANAGEMENT AND DISTRIBUTION FEES

Pursuant to the Management and Investment Advisory Agreement
between IMI and the
Portfolio,  IMI serves as the  investment  adviser of the
Portfolio and receives
from the  Portfolio an annual fee,  computed  daily and paid monthly,  equal to
1.00% of the Portfolio's  average daily net assets up to
$750 million,  0.90% of
its  average  daily net  assets up to the next  $250
million,  and 0.85% of its
average  daily net assets  over $1  billion.  This fee is
identical  to the fee
received by IMI from IDEX Fund pursuant to its current
Management and Investment
Advisory Agreement with IMI. IDEX Fund 3 is currently
subject to an advisory fee
at an annual rate of 1.00% of average  daily net assets
pursuant to its current
Management  and  Investment   Advisory   Agreement  with
IMI;   however,   upon
implementation of the Reorganization, all Class T shareholders (including former
IDEX Fund 3 shareholders) will receive the benefits of lower advisory fees payable by the Portfolio in light of the advisory fee breakpoints currently in effect for the Portfolio.

For Janus Capital's services as sub-adviser to the Portfolio pursuant to the
Investment  Counsel  Agreement  between IMI and Janus
Capital,  IMI  compensates
Janus Capital in the same manner as currently in effect with respect to each
Fund pursuant to the Investment Counsel Agreement between IMI and Janus Capital for such Fund. Janus Capital receives 50% of the fees received by IMI under the
Management and Investment Advisory Agreement, less 50% of any amount reimbursed to the Portfolio by IMI. In addition, as described more fully in the Statements of Additional Information for each of the Funds and for IDEX II Series Fund, IMI pays additional compensation to Janus Capital under certain circumstances depending on the level of the aggregate net assets of the IDEX Group of Funds for which Janus Capital serves as sub-adviser. The same arrangement will apply to the assets of the Funds that will be transferred to the Portfolio pursuant to the Reorganization.

In addition, ISI, as the principal underwriter of the Portfolio, may receive annual service and distribution fees in accordance with the Plan of Distribution in effect with respect to those classes of shares of the Portfolio with respect to which such Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act.

See the current prospectus for IDEX II Series Fund that accompanies this
Prospectus/Proxy Statement for more information about the 12b-1 Distribution
Plans  currently  in effect  for each  such  class.  CLASS T
SHARES  WILL NOT BE
SUBJECT TO A 12B-1 PLAN OF  DISTRIBUTION;  THEREFORE,  NO
12B-1  DISTRIBUTION OR
SERVICE FEES WILL BE APPLICABLE TO CLASS T SHARES.

SUMMARY OF EXPENSES

Please read this section carefully. The Class T Shares will incur certain expenses. The Fee Table shows the expenses involved in owning shares of IDEX
Fund,  IDEX Fund 3 or Class T Shares  of the  Growth
Portfolio  (on a pro forma
basis). The Examples of Expenses show the expenses you might pay when making a hypothetical $1,000 investment.

                                    FEE TABLE


                                                   IDEX FUND
IDEX FUND 3             PRO FORMA COMBINED

CLASS T SHARES OF IDEX

II SERIES FUND GROWTH

PORTFOLIO(7)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on                      8.50%
8.50%                   8.50%
Purchases (as percentage of offering
price) (1)
 Exchange Fees (2)                                 None
None                    None
 Redemption Fees (3)                               None
None                    None
Deferred Sales Charge (as a percentage             None
None                    None
of original purchase price or
redemption proceeds, whichever is
lower) (4)
Annual Operating Expenses
(as a percentage of average net assets)
Management Fees                                    1.00%
1.00%                   1.00%
12b-1 Service and Distribution Fees                None
None                    None
Other Expenses (net of expense                     0.39%
0.36%                   0.34%
reimbursements and/or fee waivers, if
any (5)
Total Operating Expenses (net of                   1.39%
1.36%                   1.34%
expense reimbursements and/or fee
waivers, if any) (5)

(1)        On  certain  purchases,  the  sales  load  may
be reduced or waived.
           Certain  shares may be subject to a 1% deferred
sales  charge.   See
           Note 4.

(2) Exchanges must be made in amounts of $500 or more. No service fees are currently charged for exchanges.

(3) A $20 service fee is charged for each redemption transaction paid by
           Federal funds bank wire or for overnight mail delivery of check redemptions.

(4)        On sales in amounts  greater  than  $1,000,000
on which no  up-front
           sales charge was imposed, a contingent deferred sales charge of 1%
           applies for twelve months.

(5) Other Expenses and Total Operating Expenses of IDEX Fund and IDEX
           Fund 3 are  presented  for the fiscal year ended
October  31,  1995.
           Other Expenses and Total Operating Expenses of IDEX Fund for the
           period ended September 30, 1995 would have been 0.43% and 1.43%, respectively.  Other  Expenses and Total
Operating  Expenses of IDEX
           Fund for the period ended March 31, 1996 would have been 0.33% and
           1.33%,  respectively.  Other Expenses and Total
Operating Expenses of
           IDEX Fund 3 for the period ended  September  30,
1995 would have been
           0.38% and 1.38%, respectively. Other Expenses and Total Operating
           Expenses  of IDEX Fund 3 for the period  ended
March 31,  1996 would
           have been 0.31% and 1.31%,  respectively.  Other
Expenses  and Total
           Operating  Expenses  of Class T Shares of IDEX II
Series  Fund Growth
           Portfolio are based on estimated expenses for the fiscal year ended
           September 30, 1997. Short periods have been annualized.



                              EXAMPLES OF EXPENSES


The examples below reflect the payment of Other Expenses at the levels set forth in the Fee Table above.



                                                      IDEX
FUND              IDEX FUND 3             PRO FORMA COMBINED

CLASS T SHARES OF IDEX

II SERIES FUND GROWTH

PORTFOLIO (7)
S>
Examples of Expenses: (6)
You would pay the following expenses
on a $1,000 investment, assuming (a) a
5% annual return and (b) redemption at
the end of each period:
1 year                                           $98     $98     $97
3 years                                         $125    $124    $124
5 years                                         $155    $153      *
10 years                                        $238    $235      *


(6) The Examples assume all dividends and distributions are paid in additional shares and no payment of exchange or redemption fees.

(7)   Pro Forma Combined Other Expenses and Total  Operating
Expenses have been
      estimated based upon the Pro Forma combined level of net assets which will result upon Reorganization of the Funds and other anticipated economies of scale. Actual operating expenses may be greater than or less than these estimates.

* Note: Pursuant to applicable rules, Portfolios that have been in operation for less than 10 months complete only one- and three-year period portions of the
Examples.

The purpose of the preceding  table as an owner of Class T
Shares of the IDEX II
Series Fund Growth Portfolio is to help you understand the various costs and expenses you might bear. For more information aboutthese expenses, please read
"Management  and  Distribution  Fees",  "Expenses  of  the
Reorganization"  and
"Description of Securities to be Issued."

EXPENSES  SHOWN IN THE ABOVE  EXAMPLES  DO NOT  REPRESENT
ACTUAL PAST OR FUTURE
EXPENSES.  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE
SHOWN.  THE ASSUMED
5%  ANNUAL  RETURN  IS  ALSO  HYPOTHETICAL.   IT  SHOULD
NOT  BE  CONSIDERED  A
REPRESENTATION  OR  PREDICTION OF PAST OR FUTURE  ANNUAL
RETURNS,  WHICH MAY BE
GREATER OR LESS THAN 5%.




                              EXAMPLES OF EXPENSES


The examples below reflect the payment of Other Expenses at the levels set forth in the Fee Table above.



                                                      IDEX
FUND              IDEX FUND 3             PRO FORMA COMBINED

CLASS T SHARES OF IDEX

II SERIES FUND GROWTH

PORTFOLIO (7)
Examples of Expenses: (6)
You would pay the following expenses
on a $1,000 investment, assuming (a) a
5% annual return and (b) redemption at
the end of each period:
1 year                                        $98   $98       $97
3 years                                      $125  $124      $124
5 years                                      $155  $153        *
10 years                                     $238  $235        *


(6) The Examples assume all dividends and distributions are paid in additional shares and no payment of exchange or redemption fees.

(7)   Pro Forma Combined Other Expenses and Total  Operating
Expenses have been
      estimated based upon the Pro Forma combined level of net assets which will result upon Reorganization of the Funds and other anticipated economies of scale. Actual operating expenses may be greater than or less than these estimates.

* Note: Pursuant to applicable rules, Portfolios that have been in operation for less than 10 months complete only one- and three-year period portions of the
Examples.

The purpose of the preceding  table as an owner of Class T
Shares of the IDEX II
Series Fund Growth Portfolio is to help you understand the various costs and expenses you might bear. For more information aboutthese expenses, please read
"Management  and  Distribution  Fees",  "Expenses  of  the
Reorganization"  and
"Description of Securities to be Issued."

EXPENSES  SHOWN IN THE ABOVE  EXAMPLES  DO NOT  REPRESENT
ACTUAL PAST OR FUTURE
EXPENSES.  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE
SHOWN.  THE ASSUMED
5%  ANNUAL  RETURN  IS  ALSO  HYPOTHETICAL.   IT  SHOULD
NOT  BE  CONSIDERED  A
REPRESENTATION  OR  PREDICTION OF PAST OR FUTURE  ANNUAL
RETURNS,  WHICH MAY BE
GREATER OR LESS THAN 5%.

PRINCIPAL RISK FACTORS

As discussed above, the investment objectives, policies and restrictions of IDEX
Fund and IDEX Fund 3 are identical to those of the Portfolio. To the extent that the investment objective (growth of capital) is identical, the principal risks of investment are also identical. These risk factors include the following:
investments of the Portfolio may not appreciate in value or may lose value, and may react negatively to conditions in the securities markets or changes in the level of interest or other rates. The current prospectus of each of the Funds and of the Portfolio gives detailed descriptions of the risk factors applicable to certain investments.

                               THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

The terms and conditions of the Reorganization are set forth in the Plan.
Significant  provisions of the Plan are summarized below;
however, this summary
is qualified in its entirety by reference to the Plan as set forth in Exhibit A.

In the Reorganization, if it is approved, all of the assets of each Fund will be acquired by the Portfolio in exchange solely for Class T Shares of the Portfolio and the assumption by the Portfolio of all of the Fund's liabilities. The Class
T Shares will then be distributed to shareholders of each Fund pro rata in proportion to their respective Fund shares, and the Funds will be liquidated.
Following the liquidation, the Funds will be deregistered as investment companies pursuant to the 1940 Act, and dissolved as a matter of Massachusetts law.

The Reorganization is anticipated to occur on September 20, 1996, or such other date as the parties may agree (the "Closing Date"). As a result of the proposed
Reorganization, each shareholder of each of the Funds will receive Class T
Shares having a total net asset value as of the Closing Date equal to the net asset value of the shareholder's Fund shares as of the Closing Date. The investment objective, policies and restrictions of the Portfolio after the
Reorganization are anticipated to be .identical to the investment objective, policies and restrictions of each of the Funds immediately prior to the
Reorganization. Moreover, the rights and responsibilities of the shareholders of the Funds will be unchanged by the Reorganization. Finally, each Fund and IDEX
II Series Fund have received an opinion of counsel to the effect that there will be no tax consequences for shareholders of the Funds as a result of the exchange of shares pursuant to the Reorganization. It is anticipated that a Shareholder's tax basis in Class T Shares of the Portfolio will be the same as the shareholder's tax basis in its Fund Shares as of the Closing Date. See "Tax
Considerations" for more information.

The  assets  of the  Funds  to be  acquired  by the
Portfolio  pursuant  to the
Reorganization   include  without   limitation  all  cash,
cash   equivalents,
securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and other property owned by the Funds. The Portfolio will assume all of the Funds' debts, liabilities, obligations and duties of whatever kind or nature. The Portfolio also will deliver Class T Shares to the
Funds, which the Funds will then distribute to shareholders of the Funds. The value of assets to be acquired and liabilities to be assumed by the Portfolio in connection with the Reorganization and the net asset value of a Class T Share will be determined as of the close of regular trading on the New York Stock
Exchange, Inc. ("NYSE") on the Closing Date, using the valuation procedures set forth in the Plan.

On the Closing Date or as soon as practicable thereafter, the Funds will liquidate and constructively distribute to their shareholders of record as of the Closing Date the Class T Shares received by the Funds pro rata in proportion to the net asset value of their respective Fund shares, in liquidation and redemption of their Fund shares. This liquidation and distribution will be accomplished by the transfer of the Class T Shares then credited to the Funds' account on the Portfolio's Class T share records to open accounts on those records in the name of each shareholder of the Funds, whereupon the Fund shares will be canceled. Each shareholder account will represent the proportionate number of the Class T Shares of the Portfolio due to such Fund shareholder.
Fractional shares will be rounded to the third decimal place. Each shareholder account will be identical in all respects to the accounts currently maintained for each Fund shareholder.

Accordingly, every shareholder of each of the Funds will own Class T Shares immediately after the Reorganization whose value will be equal to the value of the shareholder's Fund shares immediately prior to the Reorganization. Thus, the
Reorganization will not result in a dilution of any shareholder account value.

Any transfer taxes payable upon issuance of the Class T Shares in a name other than the registered holder of the shares on the books of the corresponding Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of a Fund will continue to be the responsibility of that Fund up to and including the Closing
Date and such later date on which the Fund is liquidated.

The consummation of the  Reorganization is subject to a
number of conditions set
forth in the Plan, some of which may be waived by the Boards of Trustees,  or an
authorized  officer of the Funds or of IDEX II Series  Fund, respectively.  One
condition of the Plan that may not be waived is that the
shareholders of each of
the Funds must approve the  Reorganization.  The Plan may be terminated  and the
Reorganization   abandoned  at  any  time,  before  or
after  approval  by  the
shareholders of the Funds, prior to the Closing Date. In addition, the Plan may be amended in any manner if mutually agreed upon by the Funds and IDEX II Series
Fund, except that no amendment may be made to the Plan subsequent to the Meeting of shareholders of the Funds that would have a material adverse effect on the interest of the Funds' shareholders unless the Plan, as modified, is approved by the requisite vote of the shareholders of the Funds.
After the closing of the
Reorganization, the name of IDEX II Series fund will be changed to IDEX Series
Fund.

REASONS FOR THE REORGANIZATION

The Reorganization is part of an effort by the IDEX Group of Funds to reduce the number of separately organized investment companies in the IDEX Group, and to combine the prospectuses, statements of additional information ("SAIs") and shareholder reports of the investment companies comprising the IDEX Group of
Funds that are currently separately organized. The proposed transactions are part of a restructuring and "streamlining" of operations within the IDEX Group.
The Reorganization will be a tax-free Reorganization, therefore, no gain or loss will result to the Funds, their shareholders, or the IDEX II Series Fund.
Pre-liquidating distributions will be made to shareholders of the Funds prior to the closing of the Reorganization. Rather than continue to provide services to three separate funds or portfolios with the same investment objective within the same family of funds, and recognizing the potential benefits to the respective shareholders of each of those Funds in consolidating the provision of those services, IMI and its affiliates proposed that IDEX Fund and IDEX Fund 3 be reorganized into the Portfolio.

By not operating the Funds as separate legal entities, economies of scale are anticipated that will result from spreading certain expenses among more assets under management, and more than one series of shares. It is anticipated that the expenses that may be reduced with respect to the Funds over time will include, among other things, investment advisory, recordkeeping, legal, auditing, accounting, tax returns preparation and filing, costs of shareholders' meetings and registration or qualification of shares of the Funds pursuant to federal and state law.

In addition, the Funds have historically prepared, filed
with the SEC and (where
required)  state  securities  commissions,  printed,  and
periodically  updated
separate  prospectuses,  SAIs and shareholder  reports.  It
is anticipated  that
after the Reorganization,  these documents will be combined
with the prospectus,
SAI and shareholder  reports,  respectively,  of the IDEX II
Series Fund.  Using
combined prospectuses,  SAIs and shareholder reports may
benefit shareholders by
reducing  the  printing  costs  and   professional   fees
associated  with  the
preparation of those documents. Additionally, combined prospectuses, SAIs and shareholder reports ensure that shareholders and investors who have demonstrated an interest in a particular family of funds such as IDEX are aware of other funds that are managed and distributed by the same or affiliated entities. The use of combined prospectuses, SAIs and shareholder reports also simplifies compliance with regulatory requirements concerning the delivery of prospectuses and shareholder reports. However, when a combined prospectus is used, it is possible that a fund or portfolio could become liable for a misstatement in the prospectus regarding another fund or portfolio.

Each Fund's Board of Trustees, including a majority of the Independent Trustees, has determined that the interests of the Fund will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of the
Fund.

The Trustees based their decision to recommend the proposed transactions on a number of factors, including the following:

(1) the cost savings to each Fund (and indirectly, its shareholders) that could be achieved by combining IDEX Fund, IDEX Fund 3 and IDEX II
Growth Portfolio;

(2) the compatibility of the investment objectives, policies and restrictions of each of the Funds and the Portfolio;

(3) the future prospects for continued growth (and resulting economies of scale) of IDEX Fund, IDEX Fund 3 and IDEX II Growth Portfolio both under circumstances where they are not reorganized, and if the Reorganization is effected;

(4) the effect of the Reorganization on the expense ratios of IDEX Fund, IDEX
Fund 3 and IDEX II Growth Portfolio over time based on a comparison of the expense ratios of IDEX Fund and IDEX Fund 3 with those of Class T Shares of IDEX
II Growth Portfolio on a "pro forma" basis; and an analysis of anticipated reductions in advisory fees and operating expenses based on economies of scale;

(5) the costs of the Reorganization;

(6) the tax-free nature of the Reorganization; and

(7) the actual and potential benefits to the affiliates of the Funds and the
IDEX II Series Fund, including IMI and Janus Capital, the respective investment adviser and sub-adviser to the Funds and the Portfolio.

The Trustees also took into account the likelihood that IDEX Fund, IDEX Fund 3 and IDEX II Growth Portfolio will potentially benefit from the Reorganization because the expected increase in size of the combined IDEX II Growth Portfolio, both immediately following the Reorganization and on a going forward basis, could enhance its ability to invest more effectively, to achieve certain economies of scale and, in turn, potentially to increase its operating efficiencies.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives, policies and restrictions of the Portfolio are identical to those of IDEX Fund and IDEX Fund 3.

TAX CONSIDERATIONS

Each Fund and IDEX II Series Fund have received an opinion of Sutherland, Asbill
& Brennan, counsel to the Funds and IDEX II Series Fund, to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368 (a)(1)(C) of the Internal
Revenue  Code of 1986,  as
amended (the "Code"). Accordingly, no gain or loss generally will be recognized by a Fund, the Portfolio or their respective shareholders in connection with the
Reorganization.

The opinion also concludes, among other things, that (1) the basis for federal income tax purposes of the Class T Shares to be received by each current Fund shareholder will be the same as that of the shareholder's current shares, and
(2) each current Fund shareholder's holding period for the Class T Shares will include the shareholder's holding period for those shares, provided the Fund shares were held as capital assets by that shareholder on the date of the
Reorganization.

On or immediately prior to the Closing Date, each Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that each will have distributed substantially all of its investment company taxable income (as defined in Section 852(b)(2) of the Code) and net capital gain (as defined in Sections 852(b)(3) and 1222(11) of the Code), computed without regard to any deduction for dividends paid, for all taxable years through its liquidation.

EXPENSES OF THE REORGANIZATION

All expenses relating to the proposed Reorganization, including professional fees and the costs of the Meeting, such as the preparation and mailing of the notice, prospectus/proxy statement and proxy, and the solicitation of proxies which may include reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the Funds and, if the Reorganization is consummated, will be assumed by the Portfolio. Such expenses will be charged against the income of the Funds and, if the Reorganization is consummated, of the Portfolio, for the current year. Management of the Funds anticipates that the expenses of the proposed Reorganization will be offset over time by future savings resulting therefrom.

APPRAISAL RIGHTS

Each Fund's Declaration of Trust and applicable law do not grant appraisal rights to shareholders of the Funds in the event of a structural change such as the Reorganization. Although appraisal rights are not available, shareholders retain their right to redeem their shares of the Funds or the Portfolio, as the case may be, at net asset value (less any applicable contingent deferred sales charges) at any time before or after the Reorganization.
The right to redeem
shares at net asset value is not affected by the proposed
Reorganization.

PURCHASES AND EXCHANGES

Shares of IDEX Fund,  IDEX II Growth  Portfolio and IDEX
Fund 3 are available at
the public  offering  price through ISI directly or through
broker-dealers  who
have sales  agreements  with ISI. The minimum  initial
investment  in each IDEX
Fund/Portfolio   ordinarily  is  $500,  and  each
additional   investment  must
ordinarily be at least $50.

Shares of IDEX Fund and IDEX Fund 3 are sold subject to a maximum sales charge of 8.50% of the public offering price that is applicable to a purchase of less than $10,000. Shares of IDEX Fund and IDEX Fund 3 are not currently available for sale to new investors.

Class A  Shares  of  each of the  IDEX II  Growth,  Global,
Aggressive  Growth,
Equity-Income,  Capital  Appreciation,  Balanced,  Tactical
Asset Allocation and
C.A.S.E.  Portfolios  are  currently  sold subject to a
maximum  sales charge of
5.50% of the public offering price that is applicable to a
purchase of less than
$50,000.  For IDEX II Flexible  Income,  Tax-Exempt and
Income Plus  Portfolios,
Class A Shares are currently  sold subject to a maximum
sales charge of 4.75% of
the public offering price that is applicable to a purchase
of less than $50,000.
Class B Shares of the IDEX II  Portfolios  are  currently
offered  at net asset
value, and are subject to a contingent  deferred sales
charge upon redemption at
a declining rate (maximum 5% of the lesser original purchase price or redemption
proceeds) if redeemed within 6 years of purchase.  Class C
Shares of the IDEX II
Portfolios  are  offered  at net asset  value  without a
sales  charge,  but are
subject to higher  annual  service and  distribution  fees
as  described  in the
current   Prospectus   for  IDEX  II   Series   Fund   that
accompanies   this
Prospectus/Proxy Statement. The current prospectus of IDEX II Series Fund also gives a detailed description of the terms under which shares of the portfolios of IDEX II Series Fund are sold.

Class T Shares of IDEX II Growth Portfolio will be sold subject to a maximum sales charge of 8.50% of the public offering price that is applicable to a purchase of less than $10,000. (A purchase of $10,000 but less than $25,000 will be subject to a maximum sales charge of 7.75%; of $25,000 but less than $50,000,
6.25% ; of $50,000 but less than $75,000, 5.75%; $75,000 but less than $100,000,
5.00%; $100,000 but less than $250,000,  4.25%; $250,000 but less than $500,000,
3.00%; $500,000 but less than $1,000,000, 1.25%; and
$1,000,000 or more, 0.00%).
CLASS T SHARES WILL BE AVAILABLE FOR SALE ONLY TO EXISTING
CLASS T SHAREHOLDERS
(THE FORMER SHAREHOLDERS OF THE FUNDS). CLASS T SHARES ARE
NOT SUBJECT TO ANNUAL
SERVICE AND DISTRIBUTION FEES.

Class A, B and C shares of an IDEX II Portfolio may be exchanged for shares of any other IDEX II Portfolio of the same class or certain money market funds, as described in the current Prospectus for IDEX II Series Fund. The minimum amount of shares exchanged must have a value of at least $500. There is currently no service charge for an exchange. Class T Shares may be exchanged only for Class A shares of the IDEX II Portfolios other than the Growth Portfolio. There will be no sales charges imposed on such exchanges; however Class A shares of all IDEX
II Portfolios are subject to 12b-1 distribution and service fees. Shareholders may not exchange other classes of shares of the IDEX II Portfolios for Class T
Shares.

REDEMPTION PROCEDURES

Shares of IDEX Fund and IDEX Fund 3, and shares of each IDEX II Portfolio, may be redeemed upon request in proper form. As described in the current Prospectus, shares of each IDEX II Portfolio are generally redeemed at net asset value;
however Class B shares and certain Class A share sales of each IDEX II Portfolio are charged a contingent deferred sales charge upon certain redemptions.
Redemption proceeds are ordinarily paid within three days of the receipt of a redemption request in proper form.

DIVIDENDS AND DISTRIBUTIONS

IDEX II Series Fund intends to declare and pay semi-annual dividends, if any, from the net investment income of the Portfolio. Distributions of net capital gains, if any, realized by the Portfolio during each fiscal year are distributed annually. It is also each Fund's policy to declare and pay dividends, if any, semi-annually and net capital gain distributions, if any, annually. On or immediately prior to the Closing Date, each Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that each will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (as defined in
Section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and net capital gain (as defined in Section 1222(11) of the
Code), if any, for all taxable years through each Fund's liquidation.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Portfolio is growth of capital. The Portfolio invests primarily in common stocks listed on a national securities exchange or on NASDAQ, which the Portfolio's sub-adviser believes have a good potential for capital growth. The current prospectus of IDEX II Series Fund gives a detailed description of securities in which the Portfolio may invest.

The investment objective of each of the Funds is also growth of capital. Each
Fund also invests primarily in common stocks listed on a national securities exchange or on NASDAQ, which the sub-adviser believes have a good potential for capital growth. The current prospectuses of IDEX Fund and IDEX Fund 3 give a detailed description of securities in which each of the respective Funds may invest.

The investment objective and policies of IDEX Fund, the Portfolio and IDEX Fund
3 are non-fundamental and, as such, may be changed by the respective Boards of
Trustees without shareholder approval, although the Trustees have no present intention to do so and would require that at least thirty days' notice be given to shareholders prior to any change of investment objective.


The investment restrictions applicable to IDEX Fund, the Portfolio and IDEX Fund
3 are also identical . The current Statements of Additional
Information for each
of the Funds and the Portfolio give a detailed description of these investment restrictions.

DESCRIPTION OF SECURITIES TO BE ISSUED

The shares of each IDEX II Portfolio represent shares of beneficial interest in a separate portfolio of IDEX II Series Fund, which is an open-end management investment company. IDEX II Series Fund's capital consists of an unlimited number of shares currently divided into three classes of each IDEX II Portfolio.


Class T Shares of IDEX II Growth Portfolio will be sold subject to a maximum initial 8.50% sales charge, but no ongoing annual 12b-1 distribution or service fees. Class T Shares will not be offered or sold to new investors; only existing shareholders of a Fund as of the date of the proposed Reorganization will be permitted to purchase Class T Shares and to receive any dividends or capital gain distributions in additional Class T Shares following the Reorganization.
Each class of shares of an IDEX II Portfolio represents an equal proportionate interest in that Portfolio with each other share, and each share is entitled to equal voting, dividend liquidation and redemption rights. Shares of each IDEX II
Portfolio entitle their holders to one vote per full share and fractional votes for fractional shares held. Separate votes are taken by each IDEX II Portfolio on matters affecting that Portfolio. For example, a change in a fundamental investment restriction for an IDEX II Portfolio would be voted upon only by shareholders of that Portfolio. Additionally, approval of a Management and Investment Advisory
Agreement and an Investment Counsel Agreement are matters to be determined only by the affected Portfolio. Therefore, if shareholders of one IDEX II Portfolio approve an advisory contract, it is effective as to that Portfolio, whether or not the shareholders of any other IDEX II Portfolios also approve the contract.
The shares of each IDEX II Portfolio have noncumulative voting rights, do not have preemptive or subscription rights, and are transferable.

As a Massachusetts business trust, IDEX II Series Fund is not required to hold annual meetings of its shareholders and does not intend to do so unless required by the 1940 Act or its Declaration of Trust. A meeting will be called for the purpose of voting upon the question of removal of any trustee upon the written request of holders of at least 10% of the outstanding shares of IDEX II Series
Fund.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for its obligations. However, IDEX II Series Fund's
Declaration of Trust expressly disclaims and provides indemnification against such liability. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which IDEX II
Series Fund itself would be unable to meet its obligations, a possibility that the investment advisers to IDEX II Series Fund believe is remote.

For additional information, please refer to the current prospectus for IDEX II
Series Fund that accompanies this Prospectus/Proxy
Statement.

CAPITALIZATION

The following tables show the  capitalization of IDEX II
Growth Portfolio,  IDEX
Fund and IDEX Fund 3 as of March 31, 1996 and  September 30,
1995 on a pro forma
basis as of each date (unaudited), giving effect to the
Reorganization:


                           March 31, 1996 (unaudited)
                 Amounts in thousands (except per share
amounts)

                        IDEX II
Pro Forma
                        Growth       IDEX Fund    IDEX Fund
3       Combined

Net Assets             $527,650       $356,922     $172,451
$1,056,697
Net Asset Value
("NAV") per Share:
  Class A                $21.82
$21.82
  Class B                 21.53
21.52
  Class C                 21.57
21.56
  Class T                   N/A
21.97
  IDEX Fund                             $22.33
N/A
  IDEX Fund 3                                        $17.82
N/A
Shares Outstanding:
  Class A                23,759
23,759
  Class B                    65
65
  Class C                   355
355
  Class T                   N/A
24,095
  IDEX Fund                             15,984
N/A
  IDEX Fund 3                                         9,679
N/A

                         September 30, 1995 (unaudited)
                              Amounts in thousands


                         IDEX II
Pro Forma
                          Growth      IDEX Fund     IDEX
Fund 3         Combined

Net Assets               $491,528      $328,215
$166,529           $985,946

Net Asset Value
("NAV") per Share:
  Class A                  $22.84
$22.84
  Class B                     N/A
N/A
  Class C                   22.64
22.63
  Class T                     N/A
22.96
  IDEX Fund                              $23.61
N/A
  IDEX Fund 3
$19.77                N/A
Shares Outstanding:
  Class A                  21,271
21,271
  Class B                     N/A
N/A
  Class C                     247
247
  Class T                     N/A
21,548
  IDEX Fund                              13,901
N/A
  IDEX Fund 3
8,423                N/A


RATIOS

The following tables show the ratios of expenses to average net assets and the ratios of net investment income to average net assets of IDEX II Growth, IDEX
Fund and IDEX Fund 3 for the periods ended March 31, 1996
and September 30, 1995
on a pro forma basis as of each date (unaudited) giving effect to the
Reorganization:

                   Six months ended March 31, 1996
(unaudited)

                             Ratio of expenses to     Ratio
of net investment
                             average net assets    income
(loss) to average net

assets
Absent Reorganization:
IDEX II Growth:
  Class A                          1.90%
(0.33)%
  Class B                          2.55%
(0.98)%
  Class C                          2.45%
(0.88)%
  Class T                          N/A
N/A
IDEX Fund                          1.33%
0.12%
IDEX Fund 3                        1.31%
0.09%

Pro Forma Combined
Assuming Reorganization:
IDEX II Growth:
  Class A                          1.69%
(0.26)%
  Class B                          2.34%
(0.91)%
  Class C                          2.24%
(0.81)%
  Class T                          1.34%
0.09%
IDEX Fund                           N/A
N/A
IDEX Fund 3                         N/A
N/A

                    Year ended September 30, 1995
(unaudited)



Ratio of net investment
                            Ratio of expenses to    income
(loss) to average net
                              average net assets
assets
Absent Reorganization:
IDEX II Growth:
  Class A                           1.86%
(0.26)%
  Class B                            N/A
N/A
  Class C                           2.41%
(0.81)%
  Class T                            N/A
N/A
IDEX Fund                           1.43%
0.22%
IDEX Fund 3                         1.38%
0.16%

Pro Forma Combined
Assuming Reorganization:
IDEX II Growth:
  Class A                           1.78%
(0.16)%
  Class B                            N/A
N/A
  Class C                           2.33%
(0.71)%
  Class T                           1.43%
0.19%
IDEX Fund                            N/A
N/A
IDEX Fund 3                          N/A
N/A






                                  MISCELLANEOUS

ADDITIONAL AVAILABLE INFORMATION


Additional information about each Portfolio of IDEX II Series Fund is included in the current Prospectus dated February 1, 1996 of IDEX II Series Fund, a copy of which is included with this Prospectus/Proxy Statement and incorporated by reference herein. Further information about IDEX II Series Fund and the
Reorganization is included in the Statement of Additional Information relating to this Prospectus/Proxy Statement dated July 25,
1996,  and  the  current
Statement of  Additional  Information  dated  February 1,
1996 of IDEX II Series
Fund, each of which has been filed with the SEC and is incorporated by reference herein. A copy of each of these Statements of Additional Information may be obtained without charge by contacting IDEX II Series Fund, 201 Highland Avenue,
Largo, Florida 33770-2597 or by calling 1-800-851-9777.


IDEX II Series Fund is subject to the informational requirements of the
Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. IDEX Fund and
IDEX Fund 3 are also registered under the 1940 Act and required to file reports under the 1940 Act. Such reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450
Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and
Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Class T Shares of
IDEX II Growth Portfolio will be passed upon by Becky A.
Ferrell,  Esquire, Vice
President, Secretary and Counsel for the IDEX II Series Fund and the Funds.

EXPERTS

The audited financial statements of IDEX II Growth Portfolio incorporated by reference in the Statement of Additional Information have been examined by Price
Waterhouse LLP, independent accountants, whose report thereon is included in that Portfolio's 1995 annual report to shareholders. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

THE  BOARD  OF  TRUSTEES  OF  EACH  FUND   RECOMMENDS  THAT
YOU  VOTE  FOR  THE
REORGANIZATION.

SHAREHOLDER PROPOSALS

As a general matter, the Funds do not hold annual meetings of shareholders.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the
Secretary of the Fund, 201 Highland Avenue, Largo, Florida
33770-2597.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Prospectus/Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Funds.



                                              By Order of
the Board of Trustees,


                                              /S/ BECKY A.
FERRELL


                                               Becky A.
Ferrell, Vice President,
                                               Counsel and
Secretary
                                               IDEX Fund
                                               IDEX Fund 3
                                               Largo,
Florida

              AGREEMENT AND PLAN OF REORGANIZATION AND
LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ( the "Agreement") is made and entered into as of the 31st day of May, 1996, by and among IDEX II
Series Fund, a Massachusetts business trust, on behalf of its IDEX II Growth
Portfolio (the "Portfolio"), IDEX Fund, a Massachusetts business trust ("IDEX
Fund") and IDEX Fund 3, a  Massachusetts  business  trust
("IDEX Fund 3").  IDEX
Fund and IDEX Fund 3 are herein referred to as each, a "Fund" and collectively, the "Funds." The Portfolio and the Funds are herein collectively referred to as the "Parties."

This Agreement is intended to be, and is adopted as, a plan
of reorganization as
described  in Section 368  (a)(1)(C) of the  Internal
Revenue Code of 1986,  as
amended (the "Code").  The  reorganization  will comprise
the transfer of all of
the assets of the Funds, in exchange solely for shares of
beneficial interest of
a class, no par value, in the Portfolio,  to be established
for this purpose and
designated Class T shares (the "Class T Shares"), and the
Portfolio's assumption
of the Funds' liabilities, and the constructive
distribution,  after the Closing
Date (as defined in paragraph 3.1), of the Class T Shares to the shareholders of
the Funds (the  "Shareholders")  in liquidation of the Funds as provided herein,
all upon the terms and conditions  hereinafter set forth in
this Agreement.  The
foregoing   transaction  is  referred  to  herein  as  the
Reorganization  (the
"Reorganization"). All agreements, representations, and actions described herein made or to be taken by the Portfolio are made and shall be taken by IDEX II
Series Fund on behalf of the Portfolio.

In consideration of the premises and of the mutual promises and agreements herein, the Parties hereto covenant and agree as follows:

1.       THE REORGANIZATION

         1.1.     Subject  to the terms and  conditions
herein set forth and on
                  the  basis of the  representations  and
warranties  contained
                  herein, each Fund agrees to sell, assign,
convey, transfer and
                  deliver all of its respective assets as
set forth in paragraph
                  1.2  (the   "Assets")  to  the   custodian
and  such  foreign
                  sub-custodians  designated  by  the
Portfolio  prior  to  the
                  Closing Date, on behalf of the Portfolio, and the Portfolio agrees in exchange therefor (a) to issue and deliver to each
                  Fund the number of full and  fractional
Class T Shares of the
                  Portfolio,  determined by dividing the
aggregate  value of the
                  net assets of each Fund (computed in the manner and as of the time and date set  forth in  paragraph
2.1) by the net  asset
                  value of a Class T Share (computed in the manner and as of the time and date set forth in paragraph
2.2),  and (b) to assume
                  all of the  liabilities  of each of the
Funds as set forth in
                  paragraph 1.3. The consummation of such transactions (the
                  "Closing") shall take place on the Closing
Date.

         1.2. The assets of the Funds to be acquired by the Portfolio shall include,  without  limitation,  all cash
(whether  in U.S. or
                  foreign currencies), cash equivalents,
securities, receivables
                  (including  interest  and  dividends
receivable),  claims and
                  rights of action,  rights to register
shares under  applicable
                  securities laws, books and records, and other property owned by the Funds (including any deferred or
prepaid expenses shown
                  as assets on the books of the Funds) on
the Closing  Date (the
                  "Assets").

         1.2.1. All securities of U.S. issuers, together with other securities which the  Portfolio  designates as
securities to be held by a
                  U.S.  custodian,  and other non-cash
assets of the Funds shall
                  be  delivered  no later than the Closing
Date by the Funds to
                  the U.S.  custodian to be held in
conformity  with  applicable
                  custody  provisions  under the Investment
Company Act of 1940
                  (the "1940 Act") until the Closing for the account of the
                  Portfolio. All foreign securities shall be delivered no later than the Closing Date to the foreign sub-custodians designated by the  Portfolio.  Securities  so
delivered  shall  be  duly
                  endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers,  and shall be
accompanied by all necessary
                  stock  transfer  stamps  (or  other
documentation  evidencing
                  payment of necessary taxes), if any, or a check for the
                  appropriate  purchase price of such stamps
(or payment of such
                  necessary tax). Unless otherwise directed by the Portfolio in writing on or before the Closing Date,
cash held by each Fund
                  shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in
Federal funds, payable to
                  the order of the
                  account  of  the  Portfolio  at  the  U.S.
custodian.  Unless
                  otherwise directed by the Portfolio in writing on or before the Closing Date, cash held in foreign
currency, if any, shall
                  be converted to U.S. dollars prior to
Closing.  A confirmation
                  for the shares registered in the name of each Fund shall be delivered to each Fund on the Closing
Date.

         1.3.     Except as  otherwise  provided  herein,
the  Portfolio  shall
                  assume from the Funds all debts,
liabilities,  obligations and
                  duties of the Funds of whatever kind or nature, whether
                  absolute,  accrued,  contingent or
otherwise,  whether or not
                  arising in the  ordinary  course of
business,  whether or not
                  determinable  as of  the  Closing  Date
and  whether  or  not
                  specifically referred to in this
Agreement.

         1.4.     On or  immediately  prior to the Closing
Date,  each Fund will
                  declare  and pay to its  shareholders  of
record  one or more
                  dividends  and/or other  distributions  so
that each will have
                  distributed   substantially  all  of  its
investment  company
                  taxable  income (as defined in Section
852(b)(2) of the Code)
                  and net capital  gain (as defined in
Sections  852(b)(3)  and
                  1222(11) of the Code), computed in each
case without regard to
                  any deduction for dividends paid, for all taxable years
                  through its liquidation.

         1.5.     On a  date  on  or  as  soon   after  the
Closing  Date as is
                  conveniently practicable (the "Liquidation
Date"), each of the
                  Funds  shall  liquidate  and  distribute
the  Class T  Shares
                  received   by  such  Fund   pursuant  to
paragraph   1.1  to
                  Shareholders of record, determined as of
the close of business
                  on the Closing  Date,  pro rata in
proportion to the value of
                  shares of such Fund (hereinafter, "Fund
Shares") owned by such
                  Shareholders  as of the close of business
on the Closing Date,
                  in complete  liquidation  and redemption
of their Fund Shares.
                  Such liquidation and distribution shall be
accomplished by the
                  transfer  of the Class T Shares  then
credited to each Fund's
                  account on the  Portfolio's  share records
to open accounts on
                  those records in the names of such
Shareholders  (each account
                  representing  the  proportionate  number
of Class T Shares due
                  the   Shareholder  in  whose  name  the
account  is  opened),
                  whereupon the Fund Shares held by such
Shareholders  shall be
                  canceled.  Fractional  Class T Shares
shall be rounded to the
                  third decimal place. Following the
distribution of the Class T
                  Shares, each Fund shall take all actions necessary or
                  appropriate  in connection  with the
dissolution of such Fund
                  pursuant to applicable law and the
deregistration of such Fund
                  under the 1940 Act.

         1.6.     The Portfolio shall not issue
certificates  representing  the
                  Class T Shares issued and delivered to
Shareholders, except to
                  any Shareholder who requests same.

         1.7. Any transfer taxes payable upon issuance of the Class T Shares in a name  other than the  registered
holder of the shares on
                  the books of the Funds as of that time shall be paid by the person to whom such Class T Shares are to be issued as a
                  condition of such transfer.

         1.8.     Any      financial,    regulatory    and
tax    reporting
                  responsibility   of  a  Fund   is   and
shall   remain   the
                  responsibility   of  such  Fund  up  to
and   including   the
                  Liquidation Date.

         1.9.     All  books  and  records  of a Fund,
including  all books and
                  records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall
become the property of
                  the Portfolio on or prior to the Closing
Date.

2.       VALUATION

         2.1.     The value of each Fund's assets and
liabilities to be acquired
                  and  assumed,  respectively,  by the
Portfolio  shall  be the
                  aggregate  value of such Fund's net assets
computed as of the
                  close  of  regular  trading  on the New
York  Stock  Exchange
                  ("NYSE") (usually 4:00 p.m., eastern time)
on the Closing Date
                  (such time and date being  hereinafter
called the  "Valuation
                  Time"), each Fund using the valuation
procedures set forth in
                  such  Fund's   then-current   prospectus
and   statement  of
                  additional information.

         2.2. The net asset value of a Class T Share of the Portfolio shall be the net asset value per such share as initially determined by the  Board  of  Trustees  of  IDEX  II
Series  Fund  or as
                  subsequently  computed  as of the
Valuation  Time,  using the
                  valuation procedures set forth in a then-current prospectus and statement of additional information for IDEX II Series
                  Fund.

         2.3.     The  number  of Class T Shares of the
Portfolio  to be issued
                  (including fractional shares, if any) in exchange for each
                  Fund's net assets  shall be  calculated
by  dividing  the net
                  assets of such Fund  determined in
accordance  with  paragraph
                  2.1 by the net asset value per share of a Class T share of the
                  Portfolio determined in accordance with
paragraph 2.2.

3.       CLOSING AND CLOSING DATE

         3.1. The closing shall occur on September 20, 1996, or such other date as the Parties may agree upon (the
"Closing  Date").  All
                  acts taking place at the Closing shall be deemed to take place simultaneously  as of the  close of
business  on the  Closing
                  Date, unless otherwise  provided.  The
Closing shall be at the
                  offices of the Parties or at such other place as the Parties may agree.

         3.2.     Each  Fund  shall  deliver  to  the
Portfolio at the Closing a
                  certificate of an authorized officer of Investors Fiduciary
                  Trust Company  ("IFTC"),  as custodian
for the Fund,  stating
                  that (a) the Fund's Assets have been
delivered in proper form
                  to IFTC and those foreign sub-custodians designated by the
                  Portfolio prior to the Closing Date, on behalf of the
                  Portfolio on the Closing Date,  and (b)
all  necessary  taxes,
                  including  all  applicable  federal and
state  stock  transfer
                  stamps,  if any,  have been paid, or
provision for payment has
                  been made, in conjunction with the
delivery of such Assets.

         3.3.     In the event that,  as of the  Valuation
Time (a) the NYSE or
                  other primary  trading  market for
securities of the Portfolio
                  or either of the Funds shall be closed to trading or trading thereon shall be  restricted,  or (b)
trading or the reporting
                  of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the
                  Portfolio  or either of the Funds
impracticable,  the Closing
                  Date shall be postponed until such other date as the Parties may agree upon.

         3.4.     Each  Fund  shall  deliver to the
Portfolio on or prior to the
                  Liquidation  Date,  a  list  of  names
and  addresses  of the
                  Shareholders  of such Fund and the  number
of its  outstanding
                  shares owned by each such  Shareholder
(as shown on the books
                  of the
                                        5

                  Fund's transfer agent), all as of the
close of business on the
                  Closing   Date,   certified  by  the
Secretary  or  Assistant
                  Secretary of each Fund. The Portfolio
shall issue and deliver
                  to  said  Secretary  or  Assistant
Secretary  a  confirmation
                  evidencing  the Class T Shares of the
Portfolio to be credited
                  to the  Shareholders  of  each  Fund on
the  Liquidation  Date
                  pursuant to paragraph 1.5, or provide
evidence satisfactory to
                  the Funds that such Class T Shares have
been  credited to each
                  Fund's account on the books of the
Portfolio.  At the Closing,
                  each Party shall deliver to the other such bills of sale,
                  checks, assignments, share certificates, receipts, and other documents  as such other Party or its
counsel may  reasonably
                  request  to  effect  the  transactions
contemplated  by  this
                  Agreement.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. Each Fund represents and warrants (which representations and warranties will be true and correct on the Closing Date as though made on and as of the Closing
Date) as to such Fund as
                  follows:

                  4.1.1.   It is an  unincorporated
voluntary  association duly
                           organized,  validly existing, and
in good standing as
                           a business  trust under the laws
of the  Commonwealth
                           of  Massachusetts,  and  a  copy
of  its  respective
                           Restatement of Declaration of
Trust  ("Declaration of
                           Trust")  is  on  file  with  the
Secretary  of  the
                           Commonwealth of Massachusetts.

                  4.1.2.   It is an open-end management
investment company duly
                           registered  under the 1940 Act,
and the  registration
                           statement on Form N-1A for such
Fund is in full force
                           and effect and conforms in all
material  respects to
                           the  requirements  of the
Securities Act of 1933, as
                           amended (the "1933 Act") and the
1940 Act.

                  4.1.3.   All of its  shares  have  been
offered  and  sold in
                           compliance in all material
respects with  applicable
                           requirements  of the  federal
and  state  securities
                           laws. Its shares are registered
in all  jurisdictions
                           in which they are required to be
registered  and all
                           such   registrations,   together
with  any  periodic
                           reports or supplemental  filings
required to be made
                           in any such jurisdiction are
                           complete  and current,  all fees
required to be paid
                           have  been  paid and the Fund is
not  subject  to any
                           stop order and is fully qualified
to continue to sell
                           its shares in each such
jurisdiction.

                  4.1.4.   The  Fund  is  not,  and  the
execution, delivery and
                           performance  of this Agreement
will not result in its
                           being,   in  violation   of  any
provision  of  its
                           Declaration  of Trust or By-Laws
or of any  material
                           agreement, indenture,
instrument, contract, lease or
                           other  undertaking to which it is
a party or by which
                           it is bound;  provided,  however,
that any investment
                           policy or  restriction  of such
Fund that may prevent
                           it from acquiring the Class T
Shares of the Portfolio
                           necessary to consummate the
transactions contemplated
                           by this Agreement shall not be
deemed to give rise to
                           a  violation  for  purposes  of
this paragraph 4.1.4.

                  4.1.5.   All  material  contracts or other
commitments  of or
                           applicable  to the Fund (other
than this  Agreement)
                           shall be  terminated on or prior
to the Closing Date,
                           except that each of its  transfer
agency  agreements
                           and   custodian   contracts
shall   be   terminated
                           immediately after the Closing;
all such terminations
                           shall  be made  without  the
Portfolio  or the  Fund
                           incurring  any  liability  or
penalty  with  respect
                           thereto.

                  4.1.6.   No  material litigation or
administrative proceeding
                           or   investigation   of  or
before   any  court  or
                           governmental  body is presently
pending or threatened
                           against the Fund or any of its
properties or assets,
                           except as  previously  disclosed
in  writing  to the
                           Portfolio. The Fund knows of no
facts that might form
                           the basis for the  institution
of such  proceedings,
                           and  the  Fund is not a party  to
or  subject  to the
                           provisions  of any order,  decree
or  judgment of any
                           court  or  governmental   body
that  materially  and
                           adversely   affects  its
business,   its  financial
                           condition,   or  its   ability
to   consummate   the
                           transactions herein contemplated.

                  4.1.7.   The  Statements  of   Assets  and
Liabilities,  the
                           Statements of  Operations,  the
Statements of Changes
                           in  Net  Assets,   Financial
Highlights,   and  the
                           Schedules
                           of Investments of the Fund at or
for the period ended
                           October 31, 1995, as applicable,
have been audited by
                           Price  Waterhouse LLP,
independent  accountants,  in
                           accordance   with   generally
accepted    auditing
                           standards. Such financial
statements are presented in
                           accordance   with   generally
accepted   accounting
                           principles  consistently  applied
and fairly present,
                           in all material respects,  the
financial condition of
                           the Fund as of such date,  and
there are no  material
                           known  liabilities of the Fund as
of October 31, 1995
                           (contingent or otherwise) not
disclosed therein.

                  4.1.8.   Since  October  31,  1995,  there
has  not  been any
                           material  adverse  change  in
the  Fund's  financial
                           condition, assets, liabilities or
business other than
                           changes occurring in the ordinary
course of business,
                           or  any  incurrence  by  the
Fund  of   indebtedness
                           maturing  more  than  one year
from  the  date  such
                           indebtedness   was  incurred,
except  as  otherwise
                           disclosed to and accepted by the
Portfolio.  For the
                           purposes of this  paragraph
4.1.8,  a decline in net
                           asset  value per share or an
increase or decrease in
                           the number of shares outstanding
shall not constitute
                           a material adverse change.

                  4.1.9.   All federal and other tax returns
and reports of the
                           Fund  required  by law to have
been  filed  have been
                           filed,  and all  federal and
other taxes shown as due
                           on such  returns  and  reports
shall  have been paid
                           insofar as due, or provision
shall have been made for
                           the  payment  thereof,  and to
the best of the Fund's
                           knowledge,  no such return is
currently  under audit
                           and no  assessment  has been
asserted with respect to
                           such returns.  Final tax returns
of the Fund shall be
                           filed  within 2 1/2months  after
the end of the month
                           in which the Closing Date occurs,
and the Fund shall
                           have made provisions for such
filings.

                  4.1.10.  The Fund's liabilities to be
assumed by the Portfolio
                           were  incurred by the Fund in the
ordinary  course of
                           its business.

                  4.1.11.  For  each   past  taxable  year
since  it  commenced
                           operations and for the current
taxable year, the Fund
                           has met, and shall continue to
meet, the requirements
                           of Subchapter M of the Code,  for
qualification  and
                           treatment as a regulated
investment company under the
                           Code.

                  4.1.12.  The  Fund  has  maintained all
records required under
                           Section 31 of the 1940 Act and
rules thereunder.

                  4.1.13.  The Fund is not under the
jurisdiction of a court in
                           a proceeding under Title 11 of
the United States Code
                           or  similar   case  within  the
meaning  of  section
                           368(a)(3)(A) of the Code.

                  4.1.14.  All  issued  and  outstanding
shares of the Fund (1)
                           are,  and at the  Closing  Date
will  be,  duly  and
                           validly  issued  and
outstanding,   fully  paid  and
                           non-assessable,  except  to  the
extent  that  under
                           Massachusetts  law shareholders
of an  unincorporated
                           voluntary  association organized
as a business trust,
                           as the Fund is, may, under
certain circumstances,  be
                           held liable for the  obligations
of the  association,
                           and  (2) at the  Closing  Date
will  be  held by the
                           persons  and in the  amounts set
forth in the list of
                           Shareholders delivered to the
Portfolio in accordance
                           with the  provisions of paragraph
3.4. The Fund does
                           not have  outstanding any
options,  warrants or other
                           rights  to  subscribe  for  or
purchase  any  of its
                           shares,   nor  is  there
outstanding  any  security
                           convertible into any of its
shares.

                  4.1.15.  The Fund shall have good and
marketable title to its
                           Assets and full right,  power and
authority to sell,
                           assign, convey, transfer and
deliver such Assets free
                           of  any  liens,  mortgages,
pledges,   encumbrances,
                           charges,  claims and  equities
whatsoever,  and upon
                           delivery and payment for such
Assets,  the  Portfolio
                           will acquire good and marketable
title thereto,  free
                           and   clear  of  all   liens,
mortgages,   pledges,
                           encumbrances, charges, claims and
equities (except as
                           to  adverse  claims  under
Article 8 of the  Uniform
                           Commercial Code of which the
Portfolio has notice and
                           necessary  documentation  at or
prior to the time of
                           delivery). The fair market value
of such Assets shall
                           exceed the amount of the
liabilities  the  Portfolio
                           shall  assume  from the Fund or
to which such  Assets
                           shall be subject.

                  4.1.16.  The   execution,  delivery   and
performance of this
                           have been duly authorized by the
Board of Trustees of
                           the Fund and by all other
necessary corporate action,
                           subject to Shareholder  approval,
on the part of the
                           Fund,  and this  Agreement
constitutes  a valid  and
                           binding   obligation  of  the
Fund   enforceable  in
                           accordance  with its terms,
subject  to  Shareholder
                           approval.

                  4.1.17.  The  information  to be furnished
by the Fund for use
                           in registration statements, proxy
materials and other
                           documents  that may be necessary
in  connection  with
                           the   transactions   contemplated
hereby  shall  be
                           accurate and  complete in all
material  respects and
                           shall  comply in all material
respects  with federal
                           securities and other laws and
regulations  thereunder
                           applicable  thereto.  On the
effective  date  of the
                           registration   statement   to  be
filed   with  the
                           Securities  and  Exchange
Commission  ("SEC") by the
                           IDEX II  Series  Fund on Form  N-
14  relating  to the
                           registration of the Class T
Shares issuable  pursuant
                           to the  transactions
contemplated by this Agreement,
                           and  any   supplement   or
amendment   thereto  (the
                           "Registration  Statement"),  and
at the  time  of the
                           meeting of the Shareholders, and
on the Closing Date,
                           the Registration  Statement and
the  Prospectus/Proxy
                           Statement    to   be    included
therewith    (the
                           "Prospectus/Proxy  Statement")
(i) will comply in all
                           material  respects  with the
provisions  of the 1933
                           Act, the  Securities  Exchange
Act of 1934 (the "1934
                           Act"),   and  the  1940   Act,
and  the  rules  and
                           regulations thereunder, and (ii)
will not contain any
                           untrue  statement of a material
fact or omit to state
                           a  material  fact  required  to
be stated  therein or
                           necessary   to  make  the
statements   therein  not
                           misleading;     provided,
however,    that    the
                           representations  and  warranties
in  this  paragraph
                           4.1.17 shall not apply to
statements in or omissions
                           from   the   Prospectus/Proxy
Statement   and   the
                           Registration  Statement  made in
reliance upon and in
                           conformity  with  information
furnished  by  another
                           Party for use therein.

                  4.1.18.  The Fund shall not  engage  in
an operating business
                           after the Reorganization.

         4.2. The Portfolio represents and warrants as follows:

                  4.2.1.   The Portfolio is a segregated
portfolio of assets of
                           IDEX II  Series  Fund,  an
unincorporated  voluntary
                           association duly organized,
validly existing, and in
                           good  standing as a business
trust under the laws of
                           the Commonwealth of
Massachusetts.  A copy of IDEX II
                           Series  Fund's  Declaration  of
Trust is on file with
                           the Secretary of the Commonwealth
of Massachusetts.

                  4.2.2.   IDEX  II  Series  Fund  is  an
open-end   management
                           investment  company  duly
registered  under the 1940
                           Act, and the registration
statement on Form N-1A for
                           IDEX II Series  Fund is in full
force and effect and
                           conforms in all material respects
to the requirements
                           of the 1933 Act and the 1940 Act.

                  4.2.3.   All of the shares of the
Portfolio  have been offered
                           and sold in compliance in all
material  respects with
                           applicable  requirements  of the
federal  and  state
                           securities   laws.   Shares  of
the   Portfolio  are
                           registered  in all  jurisdictions
in which  they are
                           required to be registered and all
such registrations,
                           together  with any periodic
reports or  supplemental
                           filings required to be made in
any such  jurisdiction
                           are  complete and  current,  all
fees  required to be
                           paid have  been  paid and IDEX II
Series  Fund is not
                           subject to any stop order and is
fully  qualified  to
                           continue to sell shares of the
Portfolio in each such
                           jurisdiction.

                  4.2.4.   The Portfolio is not, and the
execution, delivery and
                           performance  of this Agreement
will not result in its
                           being,   in  violation  of  any
provisions  of  the
                           Declaration  of Trust or  By-Laws
of IDEX II  Series
                           Fund  or  of  any  material
agreement,   indenture,
                           instrument,  contract,  lease or
other undertaking to
                           which the IDEX II Series Fund or
the  Portfolio  is a
                           party or by  which  the  IDEX II
Series  Fund or the
                           Portfolio is bound.

                  4.2.5.   No material  litigation or
administrative  proceeding
                           or   investigation   of  or
before   any  court  or
                           governmental  body is presently
pending or threatened
                           against the  Portfolio  or any of
its  properties  or
                           assets,  except as previously
disclosed in writing to
                           the Funds. The Portfolio knows of
no facts that might
                           form  the   basis   for  the
institution   of  such
                           proceedings, and the Portfolio is
not
                           a party to or subject to the
provisions of any order,
                           decree or judgment of any court
or governmental  body
                           that  materially and adversely
affects its business,
                           its financial condition, or its
ability to consummate
                           the transactions herein
contemplated.

                  4.2.6.   The   Statements   of  Assets
and  Liabilities,  the
                           Statements of  Operations,  the
Statements of Changes
                           in  Net  Assets,   Financial
Highlights,   and  the
                           Schedules of  Investments  of the
Portfolio at or for
                           the period ended  September 30,
1995, as  applicable,
                           have   been   audited   by  Price
Waterhouse   LLP,
                           independent accountants, in
accordance with generally
                           accepted   auditing    standards.
Such   financial
                           statements are presented in
accordance with generally
                           accepted accounting  principles
consistently applied
                           and fairly  present,  in all
material  respects,  the
                           financial condition of the
Portfolio as of such date,
                           and there are no material  known
liabilities  of the
                           Portfolio as of  September  30,
1995  (contingent  or
                           otherwise) not disclosed therein.

                  4.2.7.   Since  September 30,  1995,
there  has  not been any
                           material adverse change in the
Portfolio's  financial
                           condition, assets, liabilities or
business other than
                           changes occurring in the ordinary
course of business,
                           or any  incurrence by the
Portfolio of  indebtedness
                           maturing  more  than  one year
from  the  date  such
                           indebtedness   was  incurred,
except  as  otherwise
                           disclosed to and accepted by the
Portfolio.  For the
                           purposes of this  paragraph
4.2.7,  a decline in net
                           asset  value per share or an
increase or decrease in
                           the number of shares outstanding
shall not constitute
                           a material adverse change.

                  4.2.8.   All  federal and other tax
returns and reports of the
                           IDEX  II  Series  Fund  on
behalf  of the  Portfolio
                           required  by law to have been
filed have been  filed,
                           and all  federal and other taxes
shown as due on said
                           returns and reports  shall have
been paid  insofar as
                           due,  or  provision  shall  have
been  made  for the
                           payment  thereof,  and to the
best of the Portfolio's
                           knowledge,  no such return is
currently  under audit
                           and no  assessment  has been
asserted with respect to
                           such returns.

                  4.2.9.   For  each  past   taxable  year
since  it  commenced
                           operations and for the current
taxable year, IDEX II
                           Series  Fund and the  Portfolio
have met,  and shall
                           continue to meet, the
requirements of Subchapter M of
                           the  Code  for   qualification
and  treatment  as  a
                           regulated investment company
under the Code.

                  4.2.10.  IDEX  II  Series  Fund  has
maintained  all  records
                           required  under  Section 31 of
the 1940 Act and rules
                           thereunder.

                  4.2.11.  IDEX  II  Series   Fund  is  not
under   the  juris-
                           diction of a court in a
proceeding  under Title 11 of
                           the United  States  Code or
similar  case  within the
                           meaning of section 368(a)(3)(A)
of the Code.

                  4.2.12.  Prior  to  the Closing Date,
there shall be no issued
                           and outstanding Class T Shares of
the Portfolio,  and
                           Class  T  Shares  issued  in
connection   with  the
                           transactions  contemplated
hereby  will be duly  and
                           validly  issued  and
outstanding,  fully  paid,  and
                           nonassessable,   except  to  the
extent  that  under
                           Massachusetts  law shareholders
of an  unincorporated
                           voluntary  association organized
as a business trust,
                           as  IDEX  II  Series  Fund  is,
may,  under  certain
                           circumstances,  be  held
personally  liable  for the
                           obligations   of   the
association.    Except   as
                           contemplated  by this  Agreement,
the Portfolio does
                           not have  outstanding any
options,  warrants or other
                           rights  to  subscribe  for  or
purchase  any  of its
                           shares,   nor  is  there
outstanding  any  security
                           convertible into any of its
shares.

                  4.2.13.  The  execution,  delivery  and
performance  of  this
                           Agreement  have been duly
authorized by the Board of
                           Trustees  of IDEX II  Series
Fund  and by all  other
                           necessary  action on the part of
IDEX II Series  Fund
                           and the Portfolio,  and this
Agreement  constitutes a
                           valid  and  binding   obligation
of  the  Portfolio
                           enforceable in accordance with
its terms.

                  4.2.14.  The information to be furnished
by  the Portfolio for
                           use in registration  statements,
proxy materials and
                           other documents that may be
necessary in
                           connection with the transactions
contemplated hereby
                           shall  be  accurate  and
complete  in  all  material
                           respects and shall  comply in all
material  respects
                           with   federal   securities   and
other   laws  and
                           regulations  thereunder
applicable  thereto.  On the
                           effective  date of the
registration  statement to be
                           filed with the SEC by the IDEX II
Series Fund on Form
                           N-14  relating  to the
registration  of the  Class T
                           Shares   issuable   pursuant   to
the   transactions
                           contemplated by this Agreement,
and any supplement or
                           amendment thereto (the
"Registration Statement"), and
                           at the time of the meeting of the
Shareholders,  and
                           on the Closing Date, the
Registration  Statement and
                           the Prospectus/Proxy Statement
(i) will comply in all
                           material  respects  with the
provisions  of the 1933
                           Act, the 1934 Act and the 1940
Act, and the rules and
                           regulations thereunder, and (ii)
will not contain any
                           untrue  statement of a material
fact or omit to state
                           a  material  fact  required  to
be stated  therein or
                           necessary   to  make  the
statements   therein  not
                           misleading;     provided,
however,    that    the
                           representations  and  warranties
in  this  paragraph
                           4.2.14 shall not apply to
statements in or omissions
                           from   the   Prospectus/Proxy
Statement   and   the
                           Registration  Statement  made in
reliance upon and in
                           conformity with  information
furnished by a Fund for
                           use therein.

                  4.2.15.  The  Portfolio  has  no  plan  or
intention to issue
                           additional    Class   T    Shares
following    the
                           Reorganization   except  for
shares  issued  in  the
                           ordinary  course  of its
business  as a series of an
                           open-end investment  company;
nor does the Portfolio
                           have any plan or  intention  to
redeem  or  otherwise
                           reacquire   any   Class  T
Shares   issued   to  the
                           Shareholders  pursuant to the
Reorganization,  other
                           than  through  redemptions
arising  in the  ordinary
                           course    of    that    business.
Following    the
                           Reorganization,  it is not
anticipated  that Class T
                           Shares will  generally be
available  for sale to the
                           public;  however,  the
Shareholders  will be able to
                           purchase  additional  Class T
Shares  as long as they
                           continue to own Class T Shares.

                  4.2.16.  The Portfolio  has  no  plan  or
intention to sell or
                           otherwise dispose of any of the
Assets to be acquired
                           by the  Portfolio in the
Reorganization,  except for
                           dispositions  made  in  the
ordinary  course  of the
                           Portfolio's business and
                           dispositions  necessary  to
maintain  its status as a
                           regulated  investment  company
under  Subchapter M of
                           the Code.

                  4.2.17.  The   Portfolio  has  no  current
plan  or intention
                           to be dissolved or merged with
another corporation or
                           business  trust or any  "fund"
thereof  (within  the
                           meaning of section  851(h)(2) of
the Code)  following
                           the Reorganization.

                  4.2.18.  The Portfolio shall use  a
significant portion of the
                           Assets transferred by each Fund
in its business.

                  4.2.19.  The  Portfolio has owned
(directly and indirectly) no
                           shares of either Fund during the
past five years.

         4.3.     Each of the Funds and the Portfolio
represents and warrants as
                  follows:

                  4.3.1.   The fair  market  value of the
Class T  Shares,  when
                           received  by each  Shareholder,
will be equal to the
                           fair  market  value  of the
respective  Fund  Shares
                           constructively surrendered in
exchange therefor.

                  4.3.2.   Its management (a) is  unaware of
any  plan or inten-
                           tion of  Shareholders  to sell,
exchange,  redeem or
                           otherwise  dispose  of any
portion  of the  Class  T
                           Shares  to be  received  by the
Shareholders  in the
                           Reorganization,   and   (b)
does   not   anticipate
                           dispositions  in  contemplation
of or soon after the
                           Reorganization to exceed the
usual rate and frequency
                           of   redemptions   of  Fund
Shares  as  an  open-end
                           investment  company.
Consequently,  its  management
                           expects that the percentage of
Shareholder interests,
                           if any,  that will be  redeemed
as a result of or at
                           the time of the Reorganization
will be de minimis.

                  4.3.3.   Immediately    following
consummation    of    the
                           Reorganization,  the
Shareholders  will  own all the
                           Class T Shares  and will own such
shares  solely  by
                           reason  of their  ownership  of
the  respective  Fund
                           Shares immediately prior to the
Reorganization.

                  4.3.4.   Immediately    following
consummation    of    the
                           Reorganization,  the  Portfolio
will hold the Assets
                           and be  subject  to the
liabilities  of  each of the
                           Funds,  plus  any  liabilities
and  expenses  of the
                           Parties    incurred    in
connection    with   the
                           Reorganization.

                  4.3.5.   The fair market value of the
Assets to be transferred
                           by each Fund to the  Portfolio
shall equal or exceed
                           the Fund's liabilities to be
assumed by the Portfolio
                           plus any liabilities to which the
transferred  Assets
                           are subject.

                  4.3.6.   There is  no intercompany
indebtedness between a Fund
                           and the  Portfolio  that was
issued or  acquired,  or
                           will be settled, at a discount.

                  4.3.7.   The Portfolio will acquire at
least 90 percent of the
                           fair  market  value of the net
assets and at least 70
                           percent of the fair market  value
of the gross assets
                           held  by  each   Fund
immediately   prior   to  the
                           Reorganization,  treating  all
amounts used to redeem
                           out    Shareholders   in
contemplation    of   the
                           Reorganization,   and  all  other
redemptions   and
                           distributions    (other   than
distributions   and
                           redemptions  occurring in the
ordinary  course of the
                           Fund's   business)  made  by  the
Fund   immediately
                           preceding  the  Reorganization
as assets of the Fund
                           held immediately prior to the
Reorganization.

5.       COVENANTS OF THE PORTFOLIO AND THE FUNDS

         5.1.     Each Fund covenants to operate its
respective  business in the
                  ordinary  course between the date hereof
and the Closing Date,
                  it being understood that such ordinary
course of business will
                  include  declaring  and paying  customary
dividends and other
                  distributions   and  such   changes  in
operations   as  are
                  contemplated by the normal operations of the Fund.

         5.2.     Each Fund covenants (1) to call a meeting
of its  Shareholders
                  to consider and act upon this  Agreement,
and (2) to take all
                  other actions necessary to obtain approval
of the transactions
                  contemplated hereby, including preparing,
or directing the
                  preparation  of, a proxy statement in
compliance with the 1934
                  Act  and  the  1940  Act  in   connection
with  such  Fund's
                  Shareholders meeting.

         5.3.     Each Fund  covenants that the Class T
Shares to be received by
                  such Fund in connection with the
Reorganization are not being
                  acquired  for the purpose of making any
distribution  thereof
                  other than in accordance with the terms of this Agreement.

         5.4.     Each Fund  covenants  that it shall
assist the  Portfolio  in
                  obtaining  such   information  as  the
Portfolio   reasonably
                  requests  concerning  the  beneficial
ownership of respective
                  Fund Shares.

         5.5. Each Party covenants that it will, from time to time, as and when requested by another Party, execute and deliver or cause to be executed and  delivered all such
assignments  and other
                  instruments, and take or cause to be taken such further
                  action,  as the other Party may deem
necessary or desirable in
                  order to vest in and confirm to, as applicable, (a) the
                  Portfolio title to and possession of all the Assets, (b) each
                  Fund titles to and  possession  of Class T
Shares,  and (c) to
                  otherwise carry out the intent and
purposes of this Agreement.

         5.6.     Subject to the provisions of this
Agreement, each Fund and the
                  Portfolio shall take or cause to be taken all action, and will do or  cause  to be done  all  things,
reasonably  necessary,
                  proper, or advisable to consummate and make effective the
                  transactions contemplated by this
Agreement.

         5.7.     The Portfolio  covenants to prepare, or
direct the preparation
                  of, the Prospectus/Proxy Statement to be included in the
                  Registration  Statement in  compliance
with the 1933 Act, the
                  1934 Act and the 1940 Act.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH FUND

         The obligations of each Fund to consummate the transactions provided for herein shall be subject to the performance by the Portfolio of all the obligations to be performed by it hereunder on or prior to the
         Closing Date and the following further conditions:

         6.1. All representations and warranties of the Portfolio contained in this  Agreement  shall be true and
correct in all  material
                  respects  as of the date  hereof  and,
except  as they may be
                  affected by the  transactions
contemplated by this Agreement,
                  as of the  Closing  Date with the same
force and effect as if
                  made on and as of the Closing Date.

         6.2. The Portfolio shall have delivered to the Fund on the Closing
                  Date a certificate executed in its name by the President or a
                  Vice  President of IDEX II Series Fund,
in form and substance
                  satisfactory to the Fund and dated as of the Closing Date, to the effect that the representations and warranties of the
                  Portfolio  made in this  Agreement are
true and correct at and
                  as of the Closing Date,  except as they
may be affected by the
                  transactions  contemplated by this
Agreement,  and as to such
                  other matters as the Fund shall reasonably request.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
PORTFOLIO

         The obligations of the Portfolio to complete the transactions provided for herein shall be subject to the performance by each Fund of all the obligations to be performed by it hereunder on or prior to the Closing
         Date and the following further conditions:

         7.1.     All  representations  and warranties of
each Fund contained in
                  this  Agreement  shall be true  and
correct  in all  material
                  respects  as of the date  hereof  and,
except  as they may be
                  affected by the  transactions
contemplated by this Agreement,
                  as of the  Closing  Date with the same
force and effect as if
                  made on and as of the Closing Date.

         7.2.     Each Fund shall have delivered to the
Portfolio on the Closing
                  Date  a  statement  of  its  assets  and
liabilities,   which
                  statement  shall be  prepared  in
accordance  with  generally
                  accepted accounting principles
consistently applied,  together
                  with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Principal Accounting
Officer of the Fund.

         7.3.     Each Fund shall have delivered to the
Portfolio on the Closing
                  Date a certificate executed in its name by the President or a
                  Vice President of the Fund, in form and
substance satisfactory
                  to the  Portfolio  and dated as of the
Closing  Date,  to the
                  effect
                  that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing
                  Date, except as they may be affected by the transactions
                  contemplated by this Agreement, and as to such other matters as the Portfolio shall reasonably request.

         7.4.     On or  immediately  prior to the Closing
Date,  each Fund will
                  declare  and pay to its  shareholders  of
record  one or more
                  dividends  and/or other  distributions  so
that each will have
                  distributed   substantially  all  of  its
investment  company
                  taxable  income (as defined in Section
852(b)(2) of the Code)
                  and net capital  gain (as defined in
Sections  852(b)(3)  and
                  1222(11) of the Code), computed in each
case without regard to
                  any deduction for dividends paid, for all taxable years
                  through its liquidation.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
PORTFOLIO
         AND EACH OF THE FUNDS

         The obligations of the Portfolio and each Fund hereunder are subject to the further conditions that on or prior to the Closing Date:

         8.1.     This Agreement and the transactions
contemplated  hereby, and
                  any  necessary   waiver  or   suspension
of  any   investment
                  restriction  of either Fund,  shall have
been  approved by the
                  requisite  vote of the holders of the
respective  outstanding
                  Fund Shares in  accordance  with the 1940
Act, the laws of the
                  Commonwealth  of  Massachusetts  and the
provisions of each of
                  the  Fund's   Declaration  of  Trust,
and  the   appropriate
                  certificate(s) from the Secretary of the Fund evidencing such approval shall have been delivered to the Portfolio.

         8.2.     On the Closing Date, no action, suit or
other proceeding shall
                  be pending before any court or
governmental agency in which it
                  is sought to restrain or prohibit,  or
obtain damages or other
                  relief in connection with, this Agreement or the transactions contemplated herein.

         8.3.     All  consents of other  parties and all
consents,  orders and
                  permits of  federal,  state and local
regulatory  authorities
                  (including those of the Securities and
Exchange Commission and
                  of  state  Blue  Sky  or  securities
authorities,   including
                  "no-action"
                  positions of such authorities)  deemed
necessary by either the
                  Portfolio  or  either  Fund  to  permit
consummation,  in all
                  material  respects,  of the transactions
contemplated  hereby
                  shall have been  obtained,  except where
failure to obtain any
                  such  consent,  order or permit  would not
involve a risk of a
                  material   adverse   effect  on  either
Party's   assets  or
                  properties,  provided  that either the
Portfolio or a Fund may
                  for itself waive any part of this
condition.

         8.4. The registration statement on Form N-14 of IDEX II Series Fund relating  to the  registration  of  Class
T  Shares  issuable
                  pursuant to the  transactions
contemplated  by this Agreement
                  shall have become  effective  under the
1933 Act,  and no stop
                  orders  suspending the  effectiveness
thereof shall have been
                  issued, and, to the best knowledge of the Parties hereto, no investigation  or  proceeding  under  the
1933  Act for  that
                  purpose shall have been instituted or be pending, threatened or contemplated.

         8.5.     The Registration Statement and the Post-
Effective Amendment on
                  Form N-1A of IDEX II Series  Fund
relating  to Class T Shares
                  shall have become  effective  under the
1933 Act,  and no stop
                  orders  suspending the  effectiveness
thereof shall have been
                  issued, and, to the best knowledge of the Parties hereto, no investigation  or  proceeding  under  the
1933  Act for  that
                  purpose shall have been instituted or be pending, threatened or contemplated.

         8.6.     The  Parties   shall  have  received  all
permits  and  other
                  authorizations   necessary  under  state
securities  laws  to
                  consummate the transactions contemplated by this Agreement.

         8.7. The Portfolio and each Fund shall have received on or before the Closing  Date an opinion of counsel
substantially  to the
                  effect that for federal income tax
purposes:

                  8.7.1.   The  Reorganization  will
constitute a reorganization
                           within the  meaning of  section
368(a)(1)(C)  of the
                           Code,  and  each  Fund  and the
Portfolio  will be a
                           "party to a  reorganization"
within  the  meaning of
                           section 368(b) of the Code.

                  8.7.2.   No gain or loss  will be
recognized to either Fund on
                           the  transfer  of  the  Assets
to the  Portfolio  in
                           exchange  solely  for  the  Class
T  Shares  and the
                           Portfolio's
                           assumption  of  each  Fund's
liabilities   and  the
                           subsequent   distribution  of
those  shares  to  the
                           Shareholders in constructive
exchange for their Fund
                           Shares in liquidation of each
Fund.

                  8.7.3.   No gain or loss will be
recognized  to the Portfolio
                           on its  receipt  of the  Assets
in  exchange  for the
                           Class T Shares and the
Portfolio's assumption of each
                           Fund's liabilities.

                  8.7.4.   The Portfolio's basis for the
Assets will be the same
                           as  each  Fund's  basis  for the
Assets  immediately
                           before the Reorganization.

                  8.7.5.   The Portfolio's holding period
for  the Assets  will
                           include each Fund's therefor.

                  8.7.6.   No   gain  or  loss   will  be
recognized   to  the
                           Shareholders  on the
constructive  exchange of their
                           Fund Shares solely for Class T
Shares.

                  8.7.7.   The basis of the Class T Shares
to be  received  by a
                           Shareholder will be the same as
the adjusted basis of
                           that   Shareholder's   Fund
Shares   constructively
                           surrendered in exchange therefor.

                  8.7.8.   The holding period of the Class T
Shares  received by
                           a Shareholder will include the
Shareholder's  holding
                           period for the Fund Shares
constructively surrendered
                           in exchange therefor,  provided
such Fund Shares were
                           held as capital assets on the
Closing Date.

         At any time prior to the Closing, any of the foregoing conditions may be waived by a Party if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the interests of the
         Shareholders.

9.       FINDER'S FEES AND EXPENSES

         9.1. Each Party represents and warrants to the other that there are no finder's fees payable in connection
with the  transactions
                  provided for herein.

         9.2.     The   expenses   of  the   Reorganization
shall   be   borne
                  proportionately  by the  Parties  in a
manner  determined  and
                  agreed  upon  by  duly  authorized
officers  of  each  Party;
                  approved  by  the  Board  of  Trustees  of
each  Party;   and
                  consistent with the requirements of
applicable law.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1. Neither the Portfolio nor a Fund has made any representation, warranty or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Parties.

         10.2.    The  representations,  warranties  and
covenants  contained in
                  this Agreement or in any document
delivered pursuant hereto or
                  in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.      TERMINATION

         A Party may at its option terminate this Agreement at or prior to the
         Closing Date because of:

         11.1.    A mutual agreement among the Parties;

         11.2. A material breach by another Party of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

         11.3.    A  condition   herein   expressed   to  be
precedent  to  the
                  obligations  of a Party not having been
met and it  reasonably
                  appearing that it will not or cannot be
met.

         In the event of any such termination, there shall be no liability for damages on the part of a Party or any trustee, director, or officer of any of the Parties.

12.      AMENDMENT

         This Agreement may be amended, modified or supplemented at any time in such manner as may be mutually agreed upon in writing by the Parties;
         provided,  however,  that following the
Shareholders' meeting called by
         the Funds pursuant to paragraph 5.2, no such amendment shall be made that has a material adverse on the Shareholders' interests unless the
         Agreement, as modified, is approved by the requisite vote of the
         Shareholders.

13.      NOTICES

         Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight delivery service, addressed to Becky A. Ferrell, Vice
President & Counsel.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         14.1.    The  paragraph  headings  contained in
this  Agreement are for
                  reference  purposes  only and shall not
affect in any way the
                  meaning or interpretation of this
Agreement.

         14.2.    This Agreement may be executed in  any
number of counterparts,
                  each of which shall be deemed an original.

         14.3.    This   Agreement   shall  be  governed  by
and  construed  in
                  accordance with the laws of the
Commonwealth of Massachusetts
                  except to the extent that the subject
matter  covered by this
                  Agreement is governed by the federal
securities laws.

         14.4. This Agreement shall bind and inure to the benefit of the
                  Parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either Party without the written consent  of the  other  Party.  Nothing
herein  expressed  or
                  implied is  intended or shall be
construed  to confer upon or
                  give any person, firm or corporation other than the

                  Parties and their respective successors
and assigns any rights
                  or remedies under or by reason of this
Agreement.

15.      LIMITATION OF LIABILITY OF THE TRUSTEES AND
SHAREHOLDERS

Neither the trustees of either IDEX II Series Fund , IDEX Fund or IDEX Fund 3 nor any shareholder of either the Portfolio or a Fund shall be liable for any obligations of IDEX II Series Fund, the Portfolio, or a Fund pursuant to this
Agreement, and each Party agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the other Party in settlement of such rights or claims, and not to such directors, trustees or shareholders.

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by the undersigned officer of IDEX II Series Fund, IDEX Fund and IDEX Fund 3, respectively.


                                              IDEX II SERIES
FUND on behalf of
Attest:                                       IDEX II Growth
Portfolio


     /S/ BECKY A. FERRELL                          /S/ G.
JOHN HURLEY

By:______________________________
By:______________________________
            Secretary
President



                                              IDEX FUND
Attest:


     /S/ BECKY A. FERRELL                          /S/ G.
JOHN HURLEY

By:______________________________
By:______________________________
            Secretary
President



                                              IDEX FUND 3
Attest:


     /S/ BECKY A. FERRELL                          /S/ G.
JOHN HURLEY

By:______________________________
By:______________________________
            Secretary
President

                               IDEX II SERIES FUND
                               201 Highland Avenue
                            Largo, Florida 33770-2957
                       Shareholder Services (800) 851-9777

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information relates to the proposed reorganization whereby IDEX II Growth Portfolio of IDEX II Series
Fund  ("IDEX  II Growth
Portfolio") would acquire the assets of IDEX Fund and IDEX Fund 3 (the "Funds") in exchange solely for Class T shares of IDEX II Growth Portfolio and the assumption by Class T shares of IDEX II Growth Portfolio of the Funds' liabilities. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference.


     1. The  Statement of  Additional  Information  of IDEX
II Series Fund dated
February 1, 1996;


     2. The  Statements of Additional  Information  of IDEX
Fund and IDEX Fund 3
dated March 1, 1996;


     3. The Annual Report of IDEX II Series Fund for the fiscal year ended
September 30, 1995;


     4. The Annual Reports of IDEX Fund and IDEX Fund 3 for the fiscal years ended October 31, 1995;

     5. The Semi-Annual Report of IDEX II Series Fund for the six-month period ended March 31, 1996;

     6. The  Semi-Annual  Reports of IDEX Fund and IDEX Fund
3 for the six-month
periods ended April 30, 1996; and

     7. The Pro Forma Combined  Statement of Assets and
Liabilities as of March
31, 1996 and Pro Forma Combined Statement of Operations for the fiscal year ended September 30, 1995 for each of the following: IDEX
II Growth  Portfolio,
IDEX Fund and IDEX Fund 3.

This Statement of Additional  Information is not a
Prospectus and should be read
only in  conjunction  with the  Prospectus/Proxy  Statement
dated July 25, 1996
relating  to the  above-referenced  matter.  A  copy  of
this  Prospectus/Proxy
Statement may be obtained  without charge upon request to
IDEX Mutual Funds, 201
Highland  Avenue,   Largo,   Florida   33770-2597,   or  by
calling   toll-free
1-800-851-9777. This Statement of Additional Information is dated July 25, 1996.

March 31, 1996
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS  (continued)
(unaudited)

                                 IDEX II
                                  Growth           IDEX
IDEX        Pro Forma
                               Portfolio           Fund
Fund 3         Combined

Shares
COMMON STOCK
Consumer, Cyclical
  Broadcasting
   Infinity Broadcasting Corp.
     Class A  *                  95,768           63,190
32,520          191,478

  Clothing/Fabric
   Fila Holding SpA #            58,900           39,000
20,000          117,900
   Gucci Group N.V. #           199,075          134,325
65,000          398,400

  Entertainment
   Walt Disney Company          127,975           85,425
43,100          256,500

  Footware
   Nike, Inc. Class B           124,650           84,550
40,975          250,175

  Restuarants
   McDonald's Corp.              22,825           15,450
7,625           45,900

Consumer, Non-Cyclical
  Beverages
   Coca-Cola Company            186,050          124,025
62,300          372,375
   Pepsico, Inc.                 36,525           24,775
12,050           73,350

  Food - Retailers
   Starbucks Corp. *             96,100           63,850
32,350          192,300

  Health Care
   Oxford Health Plans, Inc. *  158,275          106,825
51,725          316,825
   Pacificare Health Systems,
    Inc. Class B  *              91,725           61,900
30,025          183,650
   United Healthcare Corp.       93,525           62,500
31,325          187,350

  Pharmaceuticals
   Astra AB A-Free +            101,848           66,270
35,298          203,416
   BioChem Pharma,  Inc. *       28,375           19,250
9,375           57,000
   Eli Lilly And Company        116,150           78,375
37,975          232,500
   Johnson & Johnson             74,375           50,325
24,600          149,300
   Pfizer, Inc.                 230,150          149,300
77,500          456,950
   SmithKline Beecham PLC #     173,900          117,400
56,950          348,250
   SmithKline Beecham PLC
     Class A +                   21,410           15,571
5,839           42,820

Financial
  Banks
   Chemical Banking Corp.       115,700            77,900
39,000         232,600
   Citicorp                     179,085           119,610
60,150         358,845
   First Interstate Bancorp      90,950            61,725
29,850         182,525

Diversified
   Federal Home Loan Mortgage
     Corp.                       77,675            52,450
26,125         156,250

  Federal National Mortgage
     Association                287,820           192,320
96,640          576,780
   First Data Corp.             320,325           209,225
109,150          638,700
   Grupo Financiero  Inbursa
     S.A. Class B + *           307,225           199,700
112,950          619,875

  Securities Brokers
   Merrill Lynch and Company,
     Inc.                       236,725           157,800
80,225          474,750

Independent
  Conglomerates
   General Electric Company      66,875            45,200
21,875          133,950

  Technology
   Advanced Medical Devices
   Medtronic, Inc.               95,900            63,475
32,475          191,850

  Aerospace/Defense
   The Boeing Company            55,625            37,675
18,275          111,575

  Biotechnology
   Amgen, Inc. *                166,900           110,475
56,500          333,875
   Chiron Corp. *                68,475            46,350
22,825          137,650
   U.S. Bioscience, Inc. *        3,186                -
-             3,186

  Communications
   America Online, Inc. *        79,200            53,450
25,875          158,525
   Ascend Communications, Inc. *430,400           285,600
146,050          862,050

   Glenayre Technologies, Inc. *222,318           147,505
75,037          444,860
   L.M. Ericsson Telephone
     Company Class B #          230,550           154,000
77,425          461,975
   PictureTel Corp. *           235,550           159,725
77,375          472,650
   Premisys Communications Inc.*119,875            81,100
40,000          240,975
   Tellabs, Inc. *               18,450            12,275
6,150           36,875
   US Robotics Corp.            129,775            88,150
43,125          261,050

  Computers
   Cisco Systems, Inc. *        356,000           235,800
120,150          711,950
   International Business
     Machines Corp.              34,050            23,125
11,175           68,350
   Shiva Corp. *                 48,075            32,625
15,775           96,475
   StrataCom, Inc. *            348,500           231,650
116,950          697,100
   Sun Microsystems, Inc. *     135,300            91,325
44,225          270,850
   Verity, Inc. *                37,300            25,250
12,450           75,000

  Software
   Broderbund Software, Inc. *   49,950            33,725
16,325          100,000
   Dialogic Corp. *              22,625            15,350
7,425           45,400
   HBO & Company                156,800           106,150
51,175          314,125
   HNC Software, Inc. *          12,200             8,275
4,025           24,500
   HPR, Inc.                         -             20,150
9,850           30,000
   Informix Corp. *             192,675           130,125
63,025          385,825
   Intuit, Inc. *                84,900            57,450
28,325          170,675
   Microsoft Corp. *            137,200            93,000
45,075          275,275
   Netscape Communications
      Corp. *                    98,675            65,625
33,050          197,350
   PeopleSoft, Inc. *           145,250            98,325
48,425          292,000
   Red Brick Systems, Inc. *     45,150            30,475
14,775           90,400



NON-CONVERTIBLE PREFERRED STOCK
Technology
  Software
   Sap AG Vorzug +              116,769           78,052
39,106           233,927


                                            Principal

LONG-TERM U.S. GOVERNMENT SECURITIES
  United States Treasury Notes
    5.500%, 9-30-97     $    15,000,000  $     2,000,000  $
-    $    17,000,000


SHORT-TERM U.S. GOVERNMENT SECURITIES
  Federal National Mortgage Association
    5.130%,  4-2-96      $   20,000,000  $    15,000,000  $
-    $    35,000,000
    5.170%,  4-15-96         15,000,000       10,000,000
-         25,000,000
  Federal Home Loan Mortgage Corp.
    5.240%, 4-1-96           20,000,000       10,000,000
5,000,000        35,000,000
Total Short-Term U.S. Government Securities


COMMERCIAL PAPER
  Ford Motor Credit Corp.
    5.420%,  4-4-96                   -               -
7,000,000         7,000,000
  General Electric Capital
    5.400%,  4-3-96                   -               -
4,000,000         4,000,000
  Household Finance Corp.
    5.350%,  4-1-96          10,000,000       17,000,000
5,000,000        32,000,000
  Prudential Funding Corp.
    5.380%,  4-1-96          16,200,000       13,300,000
7,200,000        36,700,000




UNREALIZED GAIN  ON FORWARD FOREIGN CURRENCY CONTRACTS

D  German Deutschmark
     4-11-96  Sell           10,000,000        6,500,000
3,500,000        20,000,000
D  German Deutschmark
     4-25-96  Sell            1,000,000        1,000,000
-           2,000,000
D  German Deutschmark
     8-22-96  Sell           10,822,000        7,117,000
3,707,000        21,646,000

                                 IDEX II
% Combined
                                  Growth             IDEX
IDEX     Pro Forma    Value of
                               Portfolio             Fund
Fund 3      Combined  Net Assets
                                                  Market
Value
COMMON STOCK
Consumer, Cyclical
  EBroadcasting
   Infinity Broadcasting Corp.
    Class A  *         $       4,153,937  $      2,740,866
$    1,410,555   $8,305,358        0.8%

  Clothing/Fabric
   Fila Holding SpA #          3,762,238         2,491,125
1,277,500    7,530,863        0.7%
   Gucci Group N.V. #  *       9,555,600         6,447,600
3,120,000   19,123,200        1.8%
                              13,317,838         8,938,725
4,397,500   26,654,063        2.5%
  Entertainment
   Walt Disney Company         8,174,403         5,456,521
2,753,013   16,383,937        1.6%

  Footware
   Nike, Inc. Class B         10,127,813         6,869,687
3,329,219   20,326,719        1.9%

  Restuarants
   McDonald's Corp.            1,095,600           741,600
366,000    2,203,200        0.2%

Consumer, Non-Cyclical
  Beverages
   Coca-Cola Company          15,372,381        10,247,565
5,147,538   30,767,484        2.9%
   Pepsico, Inc.               2,310,206         1,567,019
762,163    4,639,388        0.5%
                              17,682,587        11,814,584
5,909,701   35,406,872        3.4%
  Food - Retailers
   Starbucks Corp. *           2,240,331         1,488,503
754,159    4,482,993        0.4%

  Health Care
   Oxford Health Plans, Inc. *13,888,631         9,373,894
4,538,869   27,801,394        2.6%
   Pacificare Health Systems,
     Inc. Class B  *           7,819,556         5,276,975
2,559,631   15,656,162        1.5%
   United Healthcare Corp.     5,751,788         3,843,750
1,926,487   11,522,025        1.1%
                              27,459,975        18,494,619
9,024,987   54,979,581        5.2%
  Pharmaceuticals
   Astra AB A-Free +           4,719,703         3,070,996
1,635,733    9,426,432        0.9%
   BioChem Pharma,  Inc. *     1,163,375           789,250
384,375    2,337,000        0.2%
   Eli Lilly And Company       7,549,750         5,094,375
2,468,375   15,112,500        1.4%
   Johnson & Johnson           6,861,094         4,642,481
2,269,350   13,772,925        1.3%
   Pfizer, Inc.               15,420,050        10,003,100
5,192,500   30,615,650        2.9%
   SmithKline Beecham PLC #    8,955,850         6,046,100
2,932,925   17,934,875        1.8%
   SmithKline Beecham PLC
     Class A +                   214,688           156,138
58,550      429,376        0.0%
                              44,884,510        29,802,440
14,941,808   89,628,758        8.5%
Financial
  Banks
   Chemical Banking Corp. $    8,156,850  $      5,491,950
$    2,749,500  $16,398,300        1.6%
   Citicorp                   14,326,800         9,568,800
4,812,000   28,707,600        2.7%
   First Interstate Bancorp   15,779,825        10,709,287
5,178,975   31,668,087        3.0%
                              38,263,475        25,770,037
12,740,475   76,773,987        7.3%
  Diversified
   Federal Home Loan Mortgage
      Corp.                    6,621,794         4,471,362
2,227,156   13,320,312        1.3%
   Federal National Mortgage
      Association              9,174,262         6,130,200
3,080,400   18,384,862        1.7%
   First Data Corp.           22,582,912        14,750,363
7,695,075   45,028,350        4.3%
   Grupo Financiero  Inbursa
      S.A. Class B + *         1,181,949           768,281
434,539    2,384,769        0.2%
                              39,560,917        26,120,206
13,437,170   79,118,293        7.5%
  Securities Brokers
   Merrill Lynch and Company,
      Inc.                    14,381,044         9,586,350
4,873,669   28,841,063        2.7%

Independent
  Conglomerates
   General Electric Company    5,207,891         3,519,950
1,703,516   10,431,357        1.0%

Technology
  Advanced Medical Devices
   Medtronic, Inc.             5,718,038         3,784,697
1,936,322   11,439,057        1.1%

  Aerospace/Defense
   The Boeing Company          4,818,516         3,263,597
1,583,072    9,665,185        0.9%

  Biotechnology
   Amgen, Inc. *               9,701,062         6,421,359
3,284,063   19,406,484        1.8%
   Chiron Corp. *              6,727,669         4,553,887
2,242,556   13,524,112        1.3%
   U.S. Bioscience, Inc. *        20,908               -
-         20,908        0.0%
                              16,449,639        10,975,246
5,526,619   32,951,504        3.1%
  Communications
   America Online, Inc. *      4,435,200         2,993,200
1,449,000    8,877,400        0.8%
   Ascend Communications,
      Inc. *                  23,187,800        15,386,700
7,868,444   46,442,944        4.4%
   Glenayre Technologies,
      Inc. *                   8,503,663         5,642,066
2,870,165   17,015,894        1.6%
   L.M. Ericsson Telephone
     Company Class B #         4,928,006         3,291,750
1,654,959    9,874,715        0.9%
   PictureTel Corp. *          7,302,050         4,951,475
2,398,625   14,652,150        1.4%
   Premisys Communications
     Inc. *                    3,895,938         2,635,750
1,300,000    7,831,688        0.8%
   Tellabs, Inc. *               892,519           593,803
297,506    1,783,828        0.2%
   US Robotics Corp.          16,773,419        11,393,388
5,573,906   33,740,713        3.2%
                              69,918,595        46,888,132
23,412,605  140,219,332       13.3%
  Computers
   Cisco Systems, Inc. * $    16,509,500  $     10,935,225
$    5,571,956  $33,016,681        3.1%
   International Business
      Machines Corp.           3,783,806         2,569,766
1,241,822    7,595,394        0.7%
   Shiva Corp. *               4,362,806         2,960,719
1,431,581    8,755,106        0.8%
   StrataCom, Inc. *          12,763,813         8,484,181
4,283,294   25,531,288        2.4%
   Sun Microsystems, Inc. *    5,919,375         3,995,469
1,934,843   11,849,687        1.2%
   Verity, Inc. *              1,258,875           852,188
420,187    2,531,250        0.2%
                              44,598,175        29,797,548
14,883,683   89,279,406        8.4%
  Software
   Broderbund Software, Inc. * 1,885,612         1,273,119
616,269    3,775,000        0.4%
   Dialogic Corp. *              955,906           648,538
313,706    1,918,150        0.2%
   HBO & Company              14,778,400        10,004,637
4,823,244   29,606,281        2.7%
   HNC Software, Inc. *          829,600           562,700
273,700    1,666,000        0.2%
   HPR, Inc.                           -           778,294
380,456    1,158,750        0.1%
   Informix Corp. *            5,081,803         3,432,047
1,662,284   10,176,134        1.0%
   Intuit, Inc. *              3,820,500         2,585,250
1,274,625    7,680,375        0.7%
   Microsoft Corp. *          14,148,750         9,590,625
4,648,359   28,387,734        2.6%
   Netscape Communications
     Corp. *                   4,095,013         2,723,438
1,371,575    8,190,026        0.8%
   PeopleSoft, Inc. *          8,351,875         5,653,688
2,784,438   16,790,001        1.6%
   Red Brick Systems, Inc. *   1,941,450         1,310,425
635,325    3,887,200        0.4%
                              55,888,909        38,562,761
18,783,981  113,235,651       10.7%
Total Common Stock ( cost
  $289,780,679, $195,744,687,
  $95,974,989 and $581,500,355,
  respectively)              423,942,193       284,616,069
141,768,054  850,326,316       80.5%

NON-CONVERTIBLE PREFERRED STOCK
Technology
  Software
   Sap AG Vorzug +            16,715,172        11,172,936
5,597,920   33,486,028       3.2%
   (cost  $6,857,763,
    $4,583,163, $2,296,905
       and $13,737,831,
       respectively)

Market Value

LONG-TERM U.S. GOVERNMENT SECURITIES
  United States Treasury Notes
    5.500%, 9-30-97      $    14,959,350  $      1,994,580
$           -   $16,953,930       1.6%
     (cost  $15,076,778,
      $2,010,181 and
      $17,086,959,
      respectively)

SHORT-TERM U.S. GOVERNMENT SECURITIES
  Federal National Mortgage Association
    5.130%,  4-2-96     $     19,997,150  $     14,997,863
$            -  $34,995,013       3.3%
    5.170%,  4-15-96          14,969,842         9,979,894
-    4,949,736       2.4%
  Federal Home Loan Mortgage Corp.
    5.240%, 4-1-96            20,000,000        10,000,000
5,000,000   35,000,000       3.3%
Total Short-Term U.S. Government Securities
                              54,966,992        34,977,757
5,000,000   94,944,749       9.0%
  (cost  $54,966,991,
  $34,977,757, $5,000,000
  and $94,944,749,
    respectively)
COMMERCIAL PAPER
  Ford Motor Credit Corp.
    5.420%,  4-4-96                    -                -
6,996,838    6,996,838       0.6%
  General Electric Capital
    5.400%,  4-3-96                    -                -
3,998,800    3,998,800       0.4%
  Household Finance Corp.
    5.350%,  4-1-96           10,000,000        17,000,000
5,000,000   32,000,000       3.0%
  Prudential Funding Corp.
    5.380%,  4-1-96           16,200,000        13,300,000
7,200,000   36,700,000       3.4%
Total Commercial Paper        26,200,000        30,300,000
23,195,638   79,695,638       7.4%
 Cost $26,200,000, $30,300,000,
 $23,195,638 and $79,695,638,
   respectively)

Total Investments            536,783,707       363,061,342
175,561,6121,075,406,661     101.7%
Cost $392,882,211, $267,615,788,
 $126,467,532 and $786,965,531,
   respectively)

UNREALIZED GAIN  ON FORWARD FOREIGN CURRENCY CONTRACTS

D  German Deutschmark
   4-11-96  Sell                 292,250           189,963
102,288      584,501
D  German Deutschmark
   4-25-96  Sell                  44,916            44,916
-        89,832
D  German Deutschmark
   8-22-96  Sell                 113,128            74,397
38,751      226,276
                                 450,294           309,276
141,039      900,609       0.1%

Liabilities in excess of
  other Assets                (9,583,558)       (6,448,234)
(3,251,916) (19,283,708)     -1.8%
Pro Forma Adjustments                 -               -
-      (326,000)      0.0%
Net Assets                 $ 527,650,443     $ 356,922,384
$  172,450,7351,056,697,562    100.0%


 Notes to Pro Forma Combined Schedules of Investments
 *  Presently non-income producing.
 +  Foreign securities.
 #  American Depository Receipts or Global Depository
Receipts.





September 30, 1995
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS  (continued)
(unaudited)

                                 IDEX II
                                  Growth          IDEX
IDEX       Pro Forma
                               Portfolio          Fund
Fund 3        Combined
                                         Principal
COMMON STOCK
Basic Materials
  Forest Products
   Georgia Pacific Corp.          78,050         50,825
26,425            155,300

  Other Non-ferrous
   Phelps Dodge Corp.              2,625          1,725
900              5,250

Consumer, Cyclical
  Broadcasting
   Infinity Broadcasting Corp.
     Class A  *                   95,768         63,190
32,520            191,478

  Casinos
   Circus Circus Enterprises,
     Inc.*                       102,550         67,850
34,775            205,175

  Consumer Electronics
   Samsung Electronics Company,
     Ltd.#*                        5,890          3,890
2,010             11,790

  Entertainment
   Walt Disney Company           161,375        105,125
54,875            321,375

  Footware
   Nike, Inc. Class B             22,350         14,550
7,575             44,475

  Retailers-Specialty
   Lowe's Companies, Inc.        190,920        126,500
64,690            382,110

  Consumer, Non-Cyclical
   Beverages
    Coca-Cola Company            210,975        136,725
71,100            418,800

  Health Care
   Oxford Health Plans, Inc. *   121,725         80,550
41,250            243,525
   Pacificare Health Systems,
     Inc. Class B  *              23,425         15,500
7,950             46,875
   United Healthcare Corp.        58,575         38,775
19,875            117,225

  Pharmaceuticals
   Agouron Pharmaceuticals, Inc.* 39,950         26,400
13,550             79,900
   Astra AB A-Free +             101,848         66,270
35,298            203,416
   Pfizer, Inc.                  230,150        149,300
77,500            456,950
   SmithKline Beecham PLC #      103,250         68,350
35,000            206,600

Financial
  Banks
   Citicorp                      147,185         95,135
48,925            291,245
   First Interstate Bancorp       79,500         51,900
27,000            158,400

  Diversified
   Federal Home Loan Mortgage
     Corp.                        69,300         45,475
23,500            138,275
   Federal National Mortgage
     Association                  56,205         36,830
19,035            112,070
   First Data Corp.              320,325        209,225
109,150            638,700
   Grupo Financiero  Inbursa
     S.A. Class B + *            307,225        199,700
112,950            619,875

  Securities Brokers
   Merrill Lynch and Company,
     Inc.                        278,850        184,750
94,500            558,100

  Industrial
   Containers and Packaging
   Liqui-Box Corp.                75,075         60,975
37,255            173,305

Technology
  Advanced Medical Devices
   Medtronic, Inc.                72,800         48,200
24,700            145,700


  Biotechnology
   Amgen, Inc. *                 164,225        108,450
55,775            328,450
   U.S. Bioscience, Inc. *         3,222             -
-               3,222


  Communications
   America Online, Inc. *         58,625         38,700
19,875            117,200
   Ascend Communications, Inc. * 122,225         80,150
41,450            243,825
   AT&T Corp.                    158,175        104,775
53,600            316,550
   DSC Communications Corp.*      81,000         53,425
27,475            161,900
   Glenayre Technologies, Inc. * 135,437         89,412
46,150            270,999
   L.M. Ericsson Telephone
     Company Class B #           575,325        378,875
195,125          1,149,325
   Motorola, Inc.                141,125         92,950
47,850            281,925
   PictureTel Corp. *            145,275         95,850
49,325            290,450
   Tellabs, Inc. *                23,725         15,675
8,075             47,475
   US Robotics Corp.             179,850        118,450
61,050            359,350

  Computers
   Cisco Systems, Inc. *         148,675         98,025
50,700            297,400
   Hewlett-Packard Company       117,550         77,875
39,825            235,250
   International Business
      Machines Corp.              47,050         31,075
15,950             94,075
   StrataCom, Inc. *             185,550        122,325
63,275            371,150
   Sun Microsystems, Inc. *      266,100        176,125
90,250            532,475
   3COM Corp.*                    23,450          7,775
4,000             35,225

  Diversified
   Texas Instruments, Inc.       244,375        161,370
82,995            488,740

  Semiconductors
   Altera Corp.*                 116,775         77,250
39,600            233,625
   Intel Corp.                    46,900         46,550
23,850            117,300
   LSI Logic Corp.*              167,150        110,725
56,650            334,525

  Software
   Autodesk, Inc.                 65,850         43,400
22,350            131,600
   Broderbund Software, Inc. *    68,250         45,050
23,150            136,450
   Cerner Corp.*                  19,150         12,500
6,550             38,200
   HBO & Company                  98,000         64,800
33,325            196,125
   Informix Corp. *              262,050        171,925
89,000            522,975
   Intuit, Inc. *                 77,550         50,550
26,400            154,500
   Microsoft Corp. *             200,250        131,875
67,900            400,025
   Netscape Communications Corp. *64,725         42,625
21,950            129,300
   PeopleSoft, Inc. *             25,125         16,425
8,525             50,075



CONVERTIBLE PREFERRED STOCK
Technology
  Diversified
   Nokia AB OY#                  170,400        112,125
57,800            340,325
   Nokia AB OY Cumulative+        45,968         29,832
15,748             91,548


NON-CONVERTIBLE PREFERRED STOCK
Technology
  Software
   Sap AG Vorzug +                 16,040       120,350
64,000            200,390



                                                 Principal

LONG-TERM U.S. GOVERNMENT SECURITIES
 United States Treasury Notes
   5.500%, 9-30-97        $    15,000,000  $  2,000,000  $
-        $ 17,000,000


SHORT-TERM U.S. GOVERNMENT SECURITIES
 Federal Home Loan Bank
   5.590%, 10-11-95                    -      5,000,000
-           5,000,000
 Federal National Mortgage Association
   5.680%, 10-10-95                    -              -
5,000,000          5,000,000


COMMERCIAL PAPER
  Ford Motor Credit Corp.
    5.770%,  10-5-95      $   20,000,000  $           -   $
5,000,000     $   25,000,000
  Ford Motor Credit Corp.
    5.740%,  10-2-95                  -      16,000,000
-         16,000,000
  General Electric Capital
    6.500%,  10-2-95         20,600,000      15,800,000
7,900,000         44,300,000
  Household Finance Company
    6.250%,  10-2-95                  -       3,000,000
-          3,000,000




UNREALIZED GAIN (LOSS) ON FORWARD FOREIGN CURRENCY CONTRACTS
D  German Deutschmark
      10-26-95  Sell         11,000,000       7,000,000
3,800,000        21,800,000
D  German Deutschmark
      11-17-95  Sell         10,822,000       7,117,000
3,707,000        21,646,000


                                 IDEX II
% Combined
                                  Growth            IDEX
IDEX      Pro Forma    Value of
                               Portfolio            Fund
Fund 3       Combined  Net Assets
                                                  Market
Value
COMMON STOCK
Basic Materials
  Forest Products
   Georgia Pacific Corp.   $    6,829,375  $     4,447,188
$    2,312,187  $   13,588,750   1.3%

  Other Non-ferrous
   Phelps Dodge Corp.             164,391          108,028
56,363         328,782   0.1%

Consumer, Cyclical
  Broadcasting
   Infinity Broadcasting Corp.
     Class A  *                 3,136,402        2,069,473
1,065,030        6,270,905  0.5%

  Casinos
   Circus Circus Enterprises,
     Inc.*                      2,871,400        1,899,800
973,700        5,744,900  0.6%

  Consumer Electronics
   Samsung Electronics Company,
     Ltd.#*                       830,137          548,257
283,289        1,661,683  0.2%

  Entertainment
   Walt Disney Company          9,258,891        6,031,547
3,148,453       18,438,891  1.8%

  Footware
   Nike, Inc. Class B           2,483,644        1,616,869
841,772        4,942,285  0.5%

  Retailers-Specialty
   Lowe's Companies, Inc.       5,727,600        3,795,000
1,940,700       11,463,300  1.2%

Consumer, Non-Cyclical
  Beverages
   Coca-Cola Company           14,557,275        9,434,025
4,905,900       28,897,200  2.8%

  Health Care
   Oxford Health Plans, Inc. *  8,855,494        5,860,013
3,000,937       17,716,444  1.8%
   Pacificare Health Systems,
     Inc. Class B  *            1,592,900        1,054,000
540,600        3,187,500  0.3%
   United Healthcare Corp.      2,862,853        1,895,128
971,391        5,729,372  0.6%
                               13,311,247        8,809,141
4,512,928       26,633,316  2.7%
  Pharmaceuticals
   Agouron Pharmaceuticals,
     Inc.*                      1,148,562          759,000
389,563        2,297,125  0.2%
   Astra AB A-Free +            3,643,241        2,370,567
1,262,657        7,276,465  0.7%
   Pfizer, Inc.                12,284,256        7,968,888
4,136,563       24,389,707  2.5%
   SmithKline Beecham PLC #     5,227,031        3,460,219
1,771,875       10,459,125  1.1%
                               22,303,090       14,558,674
7,560,658       44,422,422  4.5%
Financial
  Banks
   Citicorp            $       10,413,339  $     6,730,801
$      3,461,444  $    20,605,584    2.1%
   First Interstate Bancorp     8,009,625        5,228,925
2,720,250       15,958,800    1.6%
                               18,422,964       11,959,726
6,181,694       36,564,384    3.7%
  Diversified
   Federal Home Loan Mortgage
      Corp.                     4,790,362        3,143,459
1,624,438        9,558,259    1.0%
   Federal National Mortgage
      Association               5,817,217        3,811,905
1,970,123       11,599,245    1.2%
   First Data Corp.            19,860,150       12,971,950
6,767,300       39,599,400    4.0%
   Grupo Financiero  Inbursa
     S.A. Class B + *             967,221          628,705
355,595        1,951,521    0.2%
                               31,434,950       20,556,019
10,717,456       62,708,425    6.4%
  Securities Brokers
   Merrill Lynch and Company,
      Inc.                     17,428,125       11,546,875
5,906,250       34,881,250    3.4%

Industrial
  Containers and Packaging
   Liqui-Box Corp.              2,224,097        1,806,384
1,103,679        5,134,160    0.5%

Technology
  Advanced Medical Devices
   Medtronic, Inc.              3,913,000        2,590,750
1,327,625        7,831,375    0.7%

  Biotechnology
   Amgen, Inc. *                8,190,722        5,408,944
2,781,778       16,381,444    1.7%
   U.S. Bioscience, Inc. *         15,909              -
-            15,909    0.1%
                                8,206,631        5,408,944
2,781,778       16,397,353    1.8%
  Communications
   America Online, Inc. *       4,030,469        2,660,625
1,366,405        8,057,499    0.8%
   Ascend Communications, Inc. *9,778,000        6,412,000
3,316,000       19,506,000    2.0%
   AT&T Corp.                  10,400,006        6,888,956
3,524,200       20,813,162    2.1%
   DSC Communications Corp.*    4,799,250        3,165,431
1,627,894        9,592,575    1.0%
   Glenayre Technologies,
      Inc. *                    9,751,464        6,437,664
3,322,800       19,511,928    2.0%
   L.M. Ericsson Telephone
     Company Class B #         14,095,462        9,282,438
4,780,563       28,158,463    2.9%
   Motorola, Inc.              10,778,422        7,099,056
3,654,543       21,532,021    2.2%
   PictureTel Corp. *           6,573,694        4,337,213
2,231,955       13,142,862    1.3%
   Tellabs, Inc. *                999,416          660,309
340,159        1,999,884    0.2%
   US Robotics Corp.           15,332,213       10,097,863
5,204,513       30,634,589    3.1%
                               86,538,396       57,041,555
29,369,032      172,948,983   17.6%
  Computers
   Cisco Systems, Inc. *  $    10,258,575  $     6,763,725
$      3,498,300  $    20,520,600    2.1%
   Hewlett-Packard Company      9,800,731        6,492,827
3,320,409       19,613,967    2.0%
   International Business
      Machines Corp.            4,440,344        2,932,703
1,505,281        8,878,328    0.9%
   StrataCom, Inc. *           10,182,056        6,712,584
3,472,216       20,366,856    2.1%
   Sun Microsystems, Inc. *    16,764,300       11,095,875
5,685,750       33,545,925    3.4%
   3COM Corp.*                  1,066,975          353,763
182,000        1,602,738    0.2%
                               52,512,981       34,351,477
17,663,956      104,528,414   10.7%
  Diversified
   Texas Instruments, Inc.     19,519,453       12,889,429
6,629,226       39,038,108    4.0%

  Semiconductors
   Altera Corp.*                7,283,841        4,818,469
2,470,050       14,572,360    1.5%
   Intel Corp.                  2,819,863        2,798,819
1,433,981        7,052,663    0.7%
   LSI Logic Corp.*             9,652,912        6,394,369
3,271,538       19,318,819    2.0%
                               19,756,616       14,011,657
7,175,569       40,943,842    4.2%
  Software
   Autodesk, Inc.               2,880,937        1,898,750
977,813        5,757,500    0.5%
   Broderbund Software, Inc. *  5,195,531        3,429,431
1,762,294       10,387,256    1.0%
   Cerner Corp.*                  655,888          428,125
224,337        1,308,350    2.6%
   HBO & Company                6,125,000        4,050,000
2,082,813       12,257,813    2.7%
   Informix Corp. *             8,516,625        5,587,562
2,892,500       16,996,687    1.6%
   Intuit, Inc. *               3,644,850        2,375,850
1,240,800        7,261,500    0.6%
   Microsoft Corp. *           18,122,625       11,934,687
6,144,950       36,202,262    2.5%
   Netscape Communications
     Corp. *                    4,045,312        2,664,063
1,371,875        8,081,250    0.8%
   PeopleSoft, Inc. *           2,283,234        1,492,622
774,709        4,550,565    0.5%
                               51,470,002       33,861,090
17,472,091      102,803,183   12.8%
Total Common Stock            392,900,667      259,341,908
133,929,336      786,171,911   82.0%
(cost $285,768,388, $189,141,927,
  $96,998,710 and $571,909,025,
  respectively)

CONVERTIBLE PREFERRED STOCK
Technology
  Diversified
   Nokia AB OY#          $     11,885,400  $     7,820,719
$      4,031,550  $    23,737,669    2.4%
   Nokia AB OY Cumulative+      3,225,787        2,093,449
1,105,110        6,424,346    0.7%
                               15,111,187        9,914,168
5,136,660       30,162,015    3.1%

NON-CONVERTIBLE PREFERRED STOCK
Technology
  Software
   Sap AG Vorzug +             30,268,929       19,581,088
10,412,876       60,262,893    6.1%
Total Preferred Stock          45,380,116       29,495,256
15,549,536       90,424,908    9.2%
 (cost $19,202,450, $12,528,583,
   $6,584,031 and $38,315,064,
   respectively)

                                                  Market
Value

LONG-TERM U.S. GOVERNMENT SECURITIES
  United States Treasury Notes
    5.500%, 9-30-97      $     14,910,600  $    1,988,080  $
-     $    16,898,680    1.7%
(cost  $15,101,099, $2,013,406,
  $0 and $17,114,505,
  respectively)

SHORT-TERM U.S. GOVERNMENT SECURITIES
  Federal Home Loan Bank
    5.590%, 10-11-95                   -        4,992,236
-          4,992,236    0.5%
  Federal National Mortgage Association
    5.680%, 10-10-95                   -               -
4,992,900          4,992,900    0.5%
Total Short-Term U.S.
  Government Securities                -        4,992,236
4,992,900          9,985,136    1.0%
 (cost  $0, $4,992,236,
   $4,992,900 and $9,985,136,
   respectively)

COMMERCIAL PAPER
  Ford Motor Credit Corp.
    5.770%,  10-5-95     $    19,987,178  $             -
$    4,996,794  $     24,983,972    0.5%
  Ford Motor Credit Corp.
    5.740%,  10-2-95                   -       15,997,449
-         15,997,449    1.5%
  General Electric Capital
    6.500%,  10-2-95          20,596,280       15,797,147
7,898,574        44,292,001    4.4%
  Household Finance Company
    6.250%,  10-2-95                   -        2,999,479
-          2,999,479    0.2%
Total Commercial Paper        40,583,458       34,794,075
12,895,368        88,272,901    6.6%
(cost $40,583,458, $34,794,075,
  $12,895,368 and $88,272,901,
  respectively)

Total Investments            493,774,841      330,611,555
167,367,140       991,753,536  100.5%
(cost #360,655,395, $243,470,227,
  $121,471,009 and $725,596,631,
  respectively)

UNREALIZED GAIN (LOSS) ON FORWARD FOREIGN CURRENCY CONTRACTS
D  German Deutschmark
     10-26-95  Sell              261,217          166,229
90,239           517,685
D  German Deutschmark
     11-17-95  Sell             (107,891)         (70,954)
(36,957)         (215,802)
                                 153,326           95,275
53,282           301,883    0.1%

   Liabilities in excess
     of other Assets          (2,400,470)      (2,492,131)
(891,241)       (5,783,842)  -0.6%
   Pro Forma Adjustments              -               -
-              (326,000)   0.0%
   Net Assets             $  491,527,697   $  328,214,699  $
166,529,181    $  985,945,577  100.0%


 Notes to Pro Forma Combined Schedules of Investments
 *  Presently non-income producing.
 +  Foreign securities.
 #  American Depository Receipts or Global Depository
Receipts.

September 30, 1995
PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)
   All numbers (except per share amounts) in thousands

                                      IDEX II      IDEX
IDEX         Pro Forma          Pro Forma
                             Growth Portfolio      Fund
Fund       Adjustments           Combined
Assets:
   Investment securities,
     at market value             $   493,775  $   330,612  $
167,367  $         -       $    991,754


   Cash, receivables and
     other assets                     10,917        5,646
3,195            -             19,758

          Total assets               504,692      336,258
170,562            -           1,011,512

Liabilities:

          Total liabilities           13,164        8,043
4,033           326             25,566

Net assets                    $      491,528  $   328,215 $
166,529  $       (326)           985,946
   Investment securities, at cost    360,655      243,470
121,471            -             725,596

Net assets consist of:

   Shares of beneficial interest,
     unlimited shares authorized     307,416      201,188
94,099          (326)           602,377

   Accumulated undistributed net
     investment income (loss)             -            18
(5)            -                 13

   Accumulated undistributed net
     realized gain from
     investments and foreign
     currency transactions            50,839       39,773
26,486             -            117,098

   Net unrealized appreciation of
     investments and on translation
     of assets and liabilities
     in foreign currencies           133,273       87,236
45,949             -            266,458
          Net assets $               491,528 $    328,215  $
166,529  $       (326)      $    985,946

Shares outstanding:
          Class A shares              21,271           -
-              -             21,271
          Class B shares                  -            -
-              -                -
          Class C shares                 247           -
-              -                247
          Class T shares                  -            -
-          21,539            21,539
          IDEX Fund                       -        13,901
-         (13,901)              -
          IDEX Fund 3                     -            -
8,423         (8,423)              -


Net asset value per share (net assets divided by shares
outstanding):
          Class A shares        $      22.84   $       -  $
-                       $     22.84
          Class B shares                  -            -
-                               -
          Class C shares               22.64           -
-                             22.64
          Class T shares                  -            -
-                             22.97
          IDEX Fund                       -         23.61
-                               -
          IDEX Fund 3                     -            -
19.77                              -

Offering price per share:
          Class A shares (1)    $      24.17   $       -
-                         $   24.17
          Class B shares                  -            -
-                               -
          Class C shares               22.64           -
-                             22.64
          Class T shares                  -            -
-                             25.10
          IDEX Fund                       -         25.80
-                               -
          IDEX Fund 3                     -            -
21.61                              -


(1) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on sales of $50,000 or more as set forth in the Prospectus.

For the year ended September 30, 1995
PRO FORMA COMBINED STATEMENTS OF OPERATIONS (unaudited)
All numbers in thousands


                                     IDEX II        IDEX
IDEX     Pro Forma    Pro Forma
                            Growth Portfolio        Fund
Fund 3   Adjustments     Combined
Investment Income:
   Dividends, interest,
     and other                 $      6,867   $     4,543
$      2,213   $       -     $  13,623

Expenses:
   Management and advisory fees       4,292         2,799
1,461       (102)         8,450
   Distribution fees:
       Class A                        1,488            -
-            -         1,488
       Class B                           -             -
-            -            -
       Class C                           38            -
-            -            38
   Transfer agent fees and expenses   1,741         1,011
360       (110)         3,002
   Custody fees and expenses            156            53
35        (81)           163
   Registration fees                     37            29
75        (85)            56
   Audit fees and expenses               25            19
22        (21)            45
   Trustees fees and expenses            51            35
38          -            124
   Other                                203            50
26        (24)           255
   Less amounts/reimbursed by the
     investment adviser                  -             -
-            -            -
                                      8,031         3,996
2,017       (423)        13,621
      Custodian earnings and
       Brokerage credits               (121)          (77)
(39)          -          (237)
        Net expenses                  7,910         3,919
1,978       (423)        13,384
         Net investment income
          (loss)                     (1,043)          624
235        423            239
Realized and unrealized gain on investments
   and foreign currency:

   Net realized gain on investments and foreign currency
                                     55,933        39,080
26,591             -     121,604
   Net unrealized appreciation during the period on
      investments and foreign currency
                                     81,841        50,142
22,411             -     154,394
         Net gain on investments and foreign currency
                                    137,774        89,222
49,002             -     275,998
            Net increase in net assets resulting
             from operations
                                $   136,731   $    89,846
$   49,237       $ 423 $    276,237



March 31, 1996
PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)
   All numbers (except per share amounts) in thousands


                                 IDEX II      IDEX
IDEX      Pro Forma         Pro Forma
                        Growth Portfolio      Fund
Fund 3    Adjustments (2)   Combined
Assets:
   Investment securities,
     at market value       $     536,784  $   363,061   $
175,562  $         -    $  1,075,407

   Cash, receivables and
     other assets                  2,602        1,293
564            -           4,459
          Total assets           539,386      364,354
76,126            -       1,079,866

Liabilities:

          Total liabilities       11,736        7,432
3,675          326          23,169

Net assets                  $    527,650 $    356,922  $
172,451    $    (326)   $  1,056,697
   Investment securities,
      at cost               $    392,882 $    267,616  $
126,468    $       -         786,966

Net assets consist of:

   Shares of beneficial
    interest, unlimited
    shares authorized        $   362,337 $    244,608  $
114,356    $    (326)   $    720,975

   Accumulated undistributed
    net investment income (loss)    (820)         421
-          (248)

   Accumulated undistributed net
     realized gain from investments
     and foreign currency
     transactions                 21,781       16,138
8,709            -          46,628

   Net unrealized appreciation of
    investments and on translation
    of assets and liabilities in
    foreign currencies           144,352       95,755
49,235            -         289,342
          Net assets $           527,650 $    356,922  $
172,451  $      (326)   $  1,056,697

Shares outstanding:
          Class A shares          23,759           -
-             -          23,759
          Class B shares              65           -
-             -              65
          Class C shares             355           -
-             -             355
          Class T shares               -           -
-        24,095          24,095
          IDEX Fund                    -       15,984
-       (15,984)              -
          IDEX Fund 3                  -           -
9,679       (9,679)              -

Net asset value per share (net assets divided by shares
outstanding):
          Class A shares   $        21.82   $      -    $
-                     $    21.82
          Class B shares $          21.53   $      -    $
-                     $    21.52
          Class C shares $          21.57   $      -    $
-                     $    21.56
          Class T shares$              -    $      -    $
-                     $    21.97
          IDEX Fund $                  -    $   22.33   $
-                     $       -
          IDEX Fund 3 $                -    $      -    $
17.82                    $       -

Offering price per share:
          Class A shares (1) $      23.09   $      -    $
-                     $    23.09
          Class B shares $          21.53   $      -    $
-                     $    21.52
          Class C shares  $         21.57   $      -    $
-                     $    21.56
          Class T shares (1) $         -    $      -    $
-                     $    24.01
          IDEX Fund $                  -    $   24.40   $
-                     $       -
          IDEX Fund 3 $                -    $      -    $
19.48                    $       -



(1) Includes the maximum selling commission (represented as a percentage of offering price) as set forth in the Prospectus.

(2) In connection with the  reorganization,  the combined
Portfolio will expend
non-recurring costs of approximately $326,000 or $0.01 per share. See Notes to
Pro Forma Combined Financial Statements.


For the six months ended March 31, 1996
PRO FORMA COMBINED STATEMENTS OF OPERATIONS (unaudited)
All numbers in thousands


                                  IDEX II        IDEX
IDEX     Pro Forma    Pro Forma
                         Growth Portfolio        Fund
Fund 3   Adjustments    Combined
Investment Income:
   Dividends, interest,
     and other               $    3,759   $     2,613  $
1,228    $       -     $     7,600

Expenses:
   Management and advisory fees   2,535         1,703
846          (140)         4,944
   Distribution fees:
       Class A                      874             -
-             -            874
       Class B                        2             -
-             -              2
       Class C                       30             -
-             -             30
   Transfer agent fees and expenses 861           397
151           (47)         1,362
   Custody fees and expenses         85            58
42           (34)           151
   Registration fees                 76            21
16           (29)            84
   Audit fees and expenses           14            11
12           (12)            25
   Trustees fees and expenses        28            17
16             -             61
   Other                            146            48
25           (14)           205
                                  4,651         2,255
1,108          (276)         7,738
      Custodian earnings and
          brokerage credits         (72)          (45)
(36)            -           (153)
         Net expenses             4,579         2,210
1,072          (276)         7,585
            Net investment income
               (loss)              (820)          403
156           276             15
Realized and unrealized gain on
   investments and foreign currency:

   Net realized gain on
    investments and foreign
    currency                     37,989        24,141
13,206             -         75,336
   Net unrealized appreciation
    during the period on
    investments and foreign
    currency                     11,079         8,519
3,286             -         22,884
       Net gain on investments
         and foreign currency    49,068        32,660
16,492             -         98,220
            Net increase in net
              assets resulting
              from operations $  48,248   $    33,063   $
16,648    $      276         98,235




IDEX II Series Fund Growth Portfolio, IDEX Fund and IDEX
Fund 3
Notes to  Pro Forma Combined Financial Statements
March 31, 1996 and September 30, 1995 (unaudited)

Basis of Presentation:

Subject to approval of the Agreement and Plan of Reorganization and Liquidation
("Reorganization  Agreement") by the shareholders of IDEX
Fund ("Fund") and IDEX
Fund 3 ("Fund  3"),  the IDEX II Series  Fund Growth
Portfolio,  ("Growth"),  a
series of IDEX II Series Fund, would acquire all the assets and assume all of the liabilities of Fund and Fund 3, in exchange for shares of beneficial interest of a newly issued class of shares of Growth
(Class T shares) at net
asset value as of the Closing Date as defined in the Reorganization Agreement.
Shares of beneficial interest of Growth Class T would then be distributed pro rata to Fund and Fund 3 shareholders, and Fund and Fund 3 would be subsequently liquidated. Effective upon the Closing Date, IDEX II Series
Fund will change its
name to IDEX Series Fund.

The pro forma combined financial statements reflect the combined financial position of Growth, Fund, and Fund 3, respectively, at March 31, 1996 and
September 30, 1995, and the pro forma combined results of operations of Growth,
Fund and Fund 3, respectively,  for the period from October
1, 1995 to March 31,
1996 and October 1, 1994 to September 30, 1995, as though the reorganization had occurred on October 1, 1995 and October 1, 1994, respectively. Pro forma combined financial statements for both periods have been prepared in order to provide updated interim financial statement information subsequent to the
September 30, 1995 fiscal year end of Growth (the surviving
Portfolio).

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read with the historical financial statements of the respective portfolios.

At March 31, 1996, the pro forma combined number of shares of 24,095,271 for
Growth Class T consists of  16,245,898  shares of Growth
Class T attributed  to
shareholders  of Fund and  7,849,373  shares of  Growth
Class T  attributed  to
shareholders of Fund 3.

At September 30, 1995, the pro forma combined number of shares of 21,548,078 for
Growth Class T consists of  14,295,065  shares of Growth
Class T attributed  to
shareholders  of Fund and  7,253,013  shares of  Growth
Class T  attributed  to
shareholders of Fund 3.

The assumed net asset  values and related  offering  prices
per share for Growth
Class T shares at March 31, 1996 and  September  30,  1995
have been  determined
using the net asset values for Growth Class A shares for those dates, and adjusting for appropriate expense differentials
(principally 12b-1 distribution
fees).

Pro Forma Adjustments:

The pro forma combined Statements of Assets and Liabilities reflect the reclassification of capital for Fund and Fund 3
(Massachusetts  business trusts)
into shares of beneficial  interest of Growth (a
Massachusetts  business trust).
Also, net assets and total liabilities reflect an adjustment for $326,000 at
March 31, 1996 and September 30, 1995 representing estimated non-recurring costs to effect the reorganization including such items as legal, accounting, federal and state Blue Sky Fees and proxy costs.

It is assumed that the pro forma combined Statements of Assets and Liabilities would not be materially affected by the following adjustments to the pro forma combined Statements of Operations, as the effect on net investment income would be substantially offset by corresponding adjustments to dividends paid by the combined funds/portfolios.

IDEX II  Series Fund Growth Portfolio, IDEX Fund and IDEX
Fund 3
Notes to Pro Forma Combined Financial Statements (continued)
March 31, 1996 and September 30, 1995 (unaudited)


The pro forma combined Statements of Operations for Growth, Fund and Fund 3 reflect the following adjustments:


A decrease in management and advisory fees as combined net assets would be subject to Growth's management fee structure of 1.00% on average net assets to
$750 million, 0.90% on the next $250 million and 0.85% on the excess.

A decrease in transfer agent fees and expense related to elimination of estimated redundancy (like accounts that could be combined) in the account base of Fund and Fund 3.

A decrease in custody fees and expenses related to investment security transactions charges that would be eliminated for Fund and Fund 3.

A decrease in Registration Fees comprised of a decrease in state Blue Sky fees since many states assess separately at the trust or portfolio level (and thus would be eliminated for Fund and Fund 3).

A net decrease in audit and tax return preparation fees as requirements for work on Fund and Fund 3 would be eliminated, offset by increases related to Growth being a larger portfolio once combined with Fund and Fund 3.

A decrease in other expenses composed of reduced legal, prospectus and shareholder report expenses associated with the elimination of Fund and Fund 3.

[IDEX LOGO]

PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735-9858

[SHAREHOLDER NAME, ADDRESS, TAX ID. OR SOCIAL SECURITY NO.]

IDEX FUND

THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF TRUSTEES
OF IDEX FUND.  THE
BOARD  OF  TRUSTEES  OF  IDEX  FUND  RECOMMENDS  A VOTE  FOR
THE  PROPOSAL.  THE
UNDERSIGNED  HEREBY APPOINT(S) G. JOHN HURLEY AND BECKY A.
FERRELL,  AND EACH OF
THEM, OR EITHER OF THEM IF ONLY ONE SHALL BE PRESENT,  AS
ATTORNEYS AND PROXIES,
EACH WITH THE POWER TO APPOINT HIS  SUBSTITUTE,  AND HEREBY
AUTHORIZES  THEM TO
REPRESENT  AND TO VOTE,  AS  DESIGNATED  BELOW,  THE SHARES
OF IDEX FUND HELD OF
RECORD  BY  THE  UNDERSIGNED  ON  JULY  18,  1996  AT  THE
SPECIAL  MEETING  OF
SHAREHOLDERS OF IDEX FUND AND IDEX FUND 3 (EACH, A "FUND"
AND COLLECTIVELY,  THE
"FUNDS") TO BE HELD JOINTLY ON SEPTEMBER 16, 1996 AT 10:00
A.M.,  LOCAL TIME, AT
201  HIGHLAND  AVENUE,  LARGO,  FL  33770-2597  (THE
"MEETING"),   AND  AT  ANY
ADJOURNMENTS  THEREOF,  WITH RESPECT TO THE MATTER SET FORTH
BELOW AND DESCRIBED
IN THE NOTICE OF SPECIAL MEETING AND  PROSPECTUS/PROXY
STATEMENT DATED JULY 25,
1996, RECEIPT OF WHICH IS HEREBY  ACKNOWLEDGED WITH
DISCRETIONARY  POWER TO VOTE
UPON SUCH  OTHER  BUSINESS  AS MAY  PROPERLY  COME  BEFORE
THE  MEETING  AND ANY
ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE
MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION  IS MADE,
THIS PROXY WILL BE
VOTED "FOR" THE PROPOSAL.  IF YOU HAVE ANY QUESTIONS  WITH
REGARD TO THIS PROXY,
PLEASE CALL CUSTOMER  SERVICE AT (800) 851-9777  BETWEEN
8:00 A.M. AND 7:00 P.M.
EASTERN TIME.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS,  DATE AND SIGN
EXACTLY AS YOUR NAME(S)
APPEARS ABOVE,  AND RETURN IN THE ENVELOPE  PROVIDED.  WHEN
SIGNING AS ATTORNEY,
EXECUTOR,  ADMINISTRATOR,  GUARDIAN,  TRUSTEE, CUSTODIAN,
ETC., PLEASE GIVE YOUR
FULL TITLE AS SUCH. IF A CORPORATION OR  PARTNERSHIP,
PLEASE SIGN THE FULL NAME
OF AN AUTHORIZED  OFFICER OR PARTNER.  IF SHARES ARE OWNED
JOINTLY,  ALL PARTIES
SHOULD SIGN. I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS/PROXY
STATEMENT DATED JULY
25, 1996.

                 [SHAREHOLDER ACCOUNT NO., SHARES, CONTROL
NO.]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
|X|

                       KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------
-------------------
                       DETACH AND RETURN THIS PORTION ONLY

                                    IDEX FUND

                     [SIGNATURE(S) OF SHAREHOLDER(S)] [DATE]

          APPROVAL  OF A  PROPOSED  REORGANIZATION  OF IDEX
FUND AND IDEX FUND 3
          INTO THE GROWTH PORTFOLIO OF IDEX II SERIES FUND
IN ACCORDANCE WITH AN
          AGREEMENT  AND PLAN OF  REORGANIZATION  AND
LIQUIDATION  ATTACHED  AS
          APPENDIX A TO THE PROSPECTUS/PROXY STATEMENT.

VOTE ON PROPOSAL
 _                            _
_
|_|    FOR                   |_|      AGN
|_|      ABS
 _
|_|    CHECK THIS BOX IF YOU WILL ATTEND THE MEETING.

[IDEX LOGO]


PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735-9858

[SHAREHOLDER NAME, ADDRESS, TAX ID. OR SOCIAL SECURITY NO.]

IDEX FUND 3

THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF TRUSTEES
OF IDEX FUND 3. THE
BOARD  OF  TRUSTEES  OF IDEX  FUND 3  RECOMMENDS  A VOTE FOR
THE  PROPOSAL.  THE
UNDERSIGNED  HEREBY APPOINT(S) G. JOHN HURLEY AND BECKY A.
FERRELL,  AND EACH OF
THEM, OR EITHER OF THEM IF ONLY ONE SHALL BE PRESENT,  AS
ATTORNEYS AND PROXIES,
EACH WITH THE POWER TO APPOINT HIS  SUBSTITUTE,  AND HEREBY
AUTHORIZES  THEM TO
REPRESENT AND TO VOTE, AS  DESIGNATED  BELOW,  THE SHARES OF
IDEX FUND 3 HELD OF
RECORD  BY  THE  UNDERSIGNED  ON  JULY  18,  1996  AT  THE
SPECIAL  MEETING  OF
SHAREHOLDERS OF IDEX FUND AND IDEX FUND 3 (EACH, A "FUND"
AND COLLECTIVELY,  THE
"FUNDS") TO BE HELD JOINTLY ON SEPTEMBER 16, 1996 AT 10:00
A.M.,  LOCAL TIME, AT
201  HIGHLAND  AVENUE,  LARGO,  FL  33770-2597  (THE
"MEETING"),   AND  AT  ANY
ADJOURNMENTS  THEREOF,  WITH RESPECT TO THE MATTER SET FORTH
BELOW AND DESCRIBED
IN THE NOTICE OF SPECIAL MEETING AND  PROSPECTUS/PROXY
STATEMENT DATED JULY 25,
1996, RECEIPT OF WHICH IS HEREBY  ACKNOWLEDGED WITH
DISCRETIONARY  POWER TO VOTE
UPON SUCH  OTHER  BUSINESS  AS MAY  PROPERLY  COME  BEFORE
THE  MEETING  AND ANY
ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE
MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION  IS MADE,
THIS PROXY WILL BE
VOTED "FOR" THE PROPOSAL.  IF YOU HAVE ANY QUESTIONS  WITH
REGARD TO THIS PROXY,
PLEASE CALL CUSTOMER  SERVICE AT (800) 851-9777  BETWEEN
8:00 A.M. AND 7:00 P.M.
EASTERN TIME.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS,  DATE AND SIGN
EXACTLY AS YOUR NAME(S)
APPEARS ABOVE,  AND RETURN IN THE ENVELOPE  PROVIDED.  WHEN
SIGNING AS ATTORNEY,
EXECUTOR,  ADMINISTRATOR,  GUARDIAN,  TRUSTEE, CUSTODIAN,
ETC., PLEASE GIVE YOUR
FULL TITLE AS SUCH. IF A CORPORATION OR  PARTNERSHIP,
PLEASE SIGN THE FULL NAME
OF AN AUTHORIZED  OFFICER OR PARTNER.  IF SHARES ARE OWNED
JOINTLY,  ALL PARTIES
SHOULD SIGN. I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS/PROXY
STATEMENT DATED JULY
25, 1996.

                 [SHAREHOLDER ACCOUNT NO., SHARES, CONTROL
NO.]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
|X|

                       KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------
-------------------
                       DETACH AND RETURN THIS PORTION ONLY

                                   IDEX FUND 3

                     [SIGNATURE(S) OF SHAREHOLDER(S)] [DATE]

          APPROVAL  OF A  PROPOSED  REORGANIZATION  OF IDEX
FUND AND IDEX FUND 3
          INTO THE GROWTH PORTFOLIO OF IDEX II SERIES FUND
IN ACCORDANCE WITH AN
          AGREEMENT  AND PLAN OF  REORGANIZATION  AND
LIQUIDATION  ATTACHED  AS
          APPENDIX A TO THE PROSPECTUS/PROXY STATEMENT.

VOTE ON PROPOSAL
 _                            _
_
|_|    FOR                   |_|      AGN
|_|      ABS
 _
|_|    CHECK THIS BOX IF YOU WILL ATTEND THE MEETING.